                                                                    EXHIBIT 10.8

                            MASTER MAINTENANCE AND
                          SUPPORT SERVICES AGREEMENT


BETWEEN



                       EQUANT INTEGRATION SERVICES, INC.

         A NEW YORK CORPORATION WITH A PRINCIPAL PLACE OF BUSINESS AT

                               45 ORVILLE DRIVE
                            BOHEMIA, NEW YORK 11716

                            (HEREINAFTER "EQUANT")

                                      AND

                              CLARENT CORPORATION


        A CALIFORNIA CORPORATION WITH A PRINCIPAL PLACE OF BUSINESS AT

                             850 CHESAPEAKE DRIVE
                        REDWOOD CITY, CALIFORNIA  95063


                           (HEREINAFTER "CUSTOMER")



                        EQUANT CONTRACT NUMBER TM-3651


                           DATED:  DECEMBER 29, 1998

                               TABLE OF CONTENTS

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PREAMBLE.................................................................      1
ARTICLE 1  - DEFINITIONS.................................................      1
ARTICLE 2  - TERM........................................................      2
     2.1       Term of Agreement.........................................      2
ARTICLE 3  - SERVICES....................................................      3
     3.1       Placement of Service Requests.............................      3
     3.2       Provision of Services and Pricing.........................      3
     3.3       New Services..............................................      4
     3.4       Special Bid Process.......................................      4
     3.5       Forecasting...............................................      4
ARTICLE 4  - INVOICES AND PAYMENTS.......................................      5
     4.1       Commencement of Invoicing.................................      5
     4.2       Invoicing.................................................      5
     4.3       Payment...................................................      5
     4.4       Travel Expenses...........................................      6
     4.5       Adjustments to Charges....................................      6
     4.6       Taxes.....................................................      6
     4.7       Disputed Charges..........................................      7
     4.8       Relocation of a Service Center............................      7
     4.9       Discontinuance of Maintenance Invoicing...................      7
ARTICLE 5  - CONFIDENTIAL INFORMATION; PROPRIETARY RIGHTS................      8
     5.1       Confidential Information..................................      8
     5.2       Confidentiality of Agreement..............................      8
     5.3       Third Party Information...................................      9
     5.4       Return or Destruction of Confidential Information.........      9
     5.5       Waivers...................................................      9
     5.6       Required Disclosure.......................................      9
     5.7       Equitable Relief..........................................      9
     5.8       Infringement..............................................      9
     5.9       Unauthorized Use..........................................     10
ARTICLE 6  - REPRESENTATIONS AND WARRANTIES..............................     10
     6.1       General...................................................     10
     6.2       Service Warranties........................................     11
     6.3       Limitation of Warranties..................................     11

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                              TABLE OF CONTENTS
                                  (CONTINUED)

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ARTICLE 7  - OBLIGATIONS AND COVENANTS OF THE PARTIES...................      11
     7.1       Program Managers.........................................      11
     7.2       Foreign Corrupt Practices Act............................      12
     7.3       Access...................................................      12
     7.4       Right of Entry...........................................      12
     7.5       Conduct of Equant Personnel..............................      12
     7.6       Cooperation with Other Vendors...........................      12
     7.7       Manner of Provision of Services..........................      12
     7.8       Unauthorized Access......................................      13
     7.9       Protection of Data by Customer...........................      13
ARTICLE 8  - IMPORT AND EXPORT OF EQUIPMENT.............................      13
     8.1       Import/Export of Equipment and Permits...................      13
     8.2       Risk of Loss.............................................      14
     8.3       Compliance with Laws.....................................      14
     8.4       Export Control Regulations...............................      14
     8.5       Import and Export Limitations............................      14
ARTICLE 9  - INDEMNIFICATION AND LIMITATIONS OF LIABILITY AND REMEDIES..      15
     9.1       Indemnification..........................................      15
     9.2       Consequential Damages....................................      16
     9.3       Limitations of Liability.................................      17
     9.4       Exclusive Remedies.......................................      17
ARTICLE 10 - INSURANCE..................................................      17
     10.1      Insurance Provided by Equant.............................      17
     10.2      Certificates of Insurance................................      18
ARTICLE 11 - FORCE MAJEURE; OTHER EXCUSES...............................      18
ARTICLE 12 - TERMINATION................................................      18
     12.1      Grounds for Termination and Remedies.....................      18
     12.2      Rights upon Termination..................................      20
     12.3      Costs of Termination.....................................      20
     12.4      Termination for Convenience..............................      20
     12.5      Survival.................................................      21
     12.6      Termination Assistance...................................      21
ARTICLE 13 - GENERAL....................................................      21
     13.1      Notices..................................................      21
     13.2      Disputes.................................................      22

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                              TABLE OF CONTENTS
                                  (CONTINUED)

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     13.3      Choice of Law.............................................     23
     13.4      Jurisdiction..............................................     23
     13.5      Change Control............................................     23
     13.6      Assignment................................................     23
     13.7      Non-Solicitation..........................................     24
     13.8      Waiver....................................................     24
     13.9      Counterparts..............................................     24
     13.10     Headings..................................................     24
     13.11     Severability..............................................     24
     13.12     Entire Agreement..........................................     24
     13.13     Independent Contractor; Subcontractors....................     24
     13.14     Third Party Beneficiaries.................................     25
     13.15     Consents, Approvals and Requests..........................     25
     13.16     Good Faith and Fair Dealing...............................     25
     13.17     Covenant of Further Assurances............................     25
     13.18     Publicity.................................................     25
STATEMENT OF WORK........................................................     27
EQUANT NORMAL BUSINESS HOURS.............................................     28
SERVICE REQUEST PROCESS AND SPECIAL BID PROCESS..........................     31
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

This MASTER MAINTENANCE AND SUPPORT SERVICES AGREEMENT is executed by and between Equant Integration Services, Inc., (hereinafter, "EQUANT"), a New York Corporation with a principal place of business at 45 Orville Drive, Bohemia, New York 11716 and Clarent Corporation (hereinafter "CUSTOMER"), a California corporation with a principal place of business at 850 Chesapeake Drive, Redwood City, California 94063.

WHEREAS, Equant provides a variety of services to the computer and telecommunications business sector,

WHEREAS, Customer wishes to obtain the services particularly described in this Agreement and each fully executed Statement of Work (as hereinafter defined), and Equant is willing to provide such services in accordance with the terms of this Agreement;

WHEREAS, Customer and Equant agree that Equant shall be Customer's non-exclusive provider of the Services (as hereinafter defined) described in each Statement of Work; and

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Article 1  -  DEFINITIONS

     In addition to capitalized terms defined elsewhere herein, the following capitalized words and phrases listed below will have the meanings given below.

     AFFILIATE           of a Party means any entity that directly or indirectly
     ---------
                         controls, is controlled by or is under common control with that Party. Control shall be deemed to refer to the direct or indirect power (i) to vote 51% or more of the securities having ordinary voting power for the election of directors of such entity or (ii) to direct or cause the direction of the management or policies of such entity, whether by contract or otherwise.

     AGREEMENT           means this Master Maintenance and Support Services
     ---------
                         Agreement and any and all Attachments (as hereinafter defined), schedules and exhibits thereto and all amendments hereto and thereto.

     ATTACHMENT          means any of the following attachments referenced in
     ----------
                         and appended to this Agreement and made a part hereof.

     BUSINESS DAYS       means the locally recognized working days in the
     -------------
                         countries where the Services are to be provided, as outlined in an exhibit to each Service Request, excluding locally recognized Equant holidays.

     BUSINESS HOURS      means the Equant normal working hours for each day in
     --------------
                         each country within the territory where the Services are to be provided, (except local Bank holidays in such country), as set forth in Exhibit 1 hereto.

     CHARGES             means the prices for Services, as set forth in an
     -------
                         exhibit to a Service Request.

     COMPONENT           means a part, module or portion of any whole unit of
     ---------
                         Equipment, including without limitation, cards, drives and subassemblies.

     EFFECTIVE DATE      means the date upon which the terms and conditions of
     --------------
                         this Agreement come into full force and effect, as set forth herein.

     END USER            means Customer's customer, for whom Services are to be
     --------
                         provided under this Agreement, pursuant to an accepted
                         Service Request.

     EQUIPMENT           means a whole unit or item of hardware installed at the
     ---------
                         End User Sites for which Equant is providing the Services. Equipment is comprised of various Components.

     MAINTENANCE CHARGES      means the fees for Maintenance Services (as
     -------------------
                              hereinafter defined) invoiced by Equant to Customer and paid by Customer to Equant.
                              Maintenance Charges may also be referred to as Recurring Charges

     MAINTENANCE SERVICES     means the services as described in a Statement of
     --------------------
                              Work and may be ordered in a Service Request, which is provided for the Equipment, to restore the Equipment to proper operational condition in the event of a Fault.

     MANUFACTURER AND/OR      means the actual manufacturers and/or suppliers of
     -------------------
     SUPPLIER                 the Equipment, including their subcontractors and
     --------
                              agents.

     NEW SERVICES             means any type of service not currently described
     ------------
                              in any executed Statement of Work, or any services in a country where Equant is not currently providing Services on behalf of Customer.

     NON-RECURRING SERVICES   means Services which are not provided to an End
     ----------------------
                              User on a regular basis, including but not limited to site surveys and installations.

     PARTIES                  means collectively Customer and Equant. The
     -------
                              Parties may be individually referred to as a Party.

     SERVICE CENTER           means the location from which the Services for a
     --------------
                              given Site are performed.

     SERVICE REQUEST          means the request made by Customer to Equant, for
     ---------------
                              the provision of any Services specified in a Statement of Work for an End User.

     SERVICES                 means the services being provided by Equant to
     --------
                              Customer under this Agreement and described herein and in a Statement of Work.

     SITE                     means a Customer location and is included in the
     ----
                              Site List provided in a Service Request (as amended from time to time) where Equant is to provide Services to Customer under this Agreement.

     SITE FORM                means the sample forms attached to a Statement of
     ---------
                              Work, and any original forms signed by the duly authorized representatives of the Parties, describing the Equipment to be maintained, the Site address, the charges for the Services, the responsibility for spare parts, the invoicing address and the Service Center and any other pertinent information.

     SPECIAL BID PROCESS      means the process by which the Parties obtain
     -------------------
                              pricing for New Services.

     STATEMENT OF WORK        means the Statement of Work provided as Attachment
     -----------------
                              A (Maintenance and Support of Customer
                              Technologies Inc. and Multi-Vendor Equipment) hereto, and any other Statement of Work that may be executed between the Parties.

Article 2 - TERM

     2.1  TERM OF AGREEMENT.

          (a) The term of this Agreement shall be effective on December 14, 1998 and continue in effect until December 14, 2001 (hereinafter, the "Initial Term"), unless early terminated as provided hereunder (including, without limitation, as provided in Article
               2.1 (c) or Article 12 below), except that any provisions relating to liquidated damages shall continue in effect.

          (b) Following the expiration of the Initial Term, this Agreement may be renewed for successive one (1) year periods (the "Extended Terms") by Customer sending written notice of renewal to Equant at least sixty (60) days prior to the expiration of the Initial Term or any Extended Term (together referred to as the "Term"). Not withstanding the foregoing, the rights and obligations of the Parties shall continue in full force and effect for all Service Requests which terminate after the expiration date of the Term of this Agreement.


          (c) Either party may terminate this Agreement, without recourse or liability, at any time upon ninety (90) days written notice to the other Party.

Article 3 -  SERVICES

     3.1  PLACEMENT OF SERVICE REQUESTS.

          (a) Unless otherwise advised by Equant, Customer's contact for the placement of all Service Requests shall be the Equant Program Manager, and all Service Requests shall be delivered to the attention of the Equant Program Management Office, located at 45 Orville Drive, Bohemia, New York 11 716.

          (b) Each Service Request shall refer to and indicate it is submitted subject to the terms and conditions of this Agreement; however, the Parties hereby agree that the terms and conditions contained in this Agreement shall apply, whether referenced or not, to any Service Request issued to Equant. No provision which is in addition to or inconsistent with the provisions of this Agreement appearing on any form originated by Equant, including but not limited to, Equant's acknowledgment of a Service Request, will be applicable unless such provisions is expressly accepted in writing by the Parties. in the event of any conflicts or ambiguities appearing between the terms of this Agreement, any Statement of Work and any fully executed Service Request, the Service Request shall govern and control both the Statement of Work and this Agreement, and the Statement of Work shall govern and control as to this Agreement.

          (c) Customer will place all Services Requests to Equant to provide specific Services as described in the Statement of Work, using the ordering process set forth in the Statement of Work and the attachments thereto, and Equant may accept such Service Requests and shall acknowledge via facsimile transmission to the Customer Program Manager. Except as set forth in 3.1(e), Equant shall accept all Service Requests which are in compliance with a fully executed Statement of Work. In the event a Service Request is issued with incorrect information or is otherwise not in accordance with the requirements of this Agreement, Equant shall immediately contact the Customer Program Manager, and the Parties shall cooperate in good faith and use diligent efforts to correct such incorrect information so that the Service Request may be timely processed. Notwithstanding the foregoing, Equant shall have no liability for any damages or delays caused by the incorrect Service information contained therein provided however, the Service Request, as received was correctly processed and the Services, as stated in the Service Request were properly provided by Equant.

          (d) Customer may order changes within the scope of a previously executed Statement of Work or to previously submitted and executed Service Requests, provided that the process set forth under Section 13.5 has been complied with.

          (e) The Parties understand that in individual instances, despite the exercise of reasonable commercial efforts, it may not be possible to negotiate agreements with End Users containing terms and conditions which are in conformance with the terms and conditions of this Agreement. In such instances, Customer's Service Requests may contain terms and conditions which differ from those set forth herein. Equant agrees to consider such Service Requests in good faith and shall use commercially reasonable efforts to accommodate the changed terms and conditions with an appropriate price adjustment. Prior to the provision of Services for any such Service Requests, the acceptance of such Service Requests shall require the approval in writing by the appropriate parties within Equant.

     3.2  PROVISION OF SERVICES AND PRICING.

          (a) Subject to the terms of this Agreement and commencing as of the Effective Date, upon request by Customer made by submission to Equant of a Service Request in accordance with Section

               3.1(c), Equant will provide to Customer the Services described in each Statement of Work executed by the Parties at the Sites for the Charges set forth in the relevant Statement of Work or as such Services and Charges may be modified by an accepted Service Request. At the request of Customer, Equant may also provide services not then described in the Statement of Work, as set forth in Section 3.3 below.

          (b) Customer may at any time add additional Sites, and the price for Services at any Site added to this Agreement shall be determined in accordance with the pricing exhibit attached to each fully executed Statement of Work, or as such Charges may be modified by an accepted Service Request. In the event that Charges are modified by an accepted Service Request, the Parties shall execute an amendment to the relevant Statement of Work to incorporate such modified Charges.

     3.3  NEW SERVICES.

          Customer may request Equant to provide services not described in any previously executed Statement of Work, or Services in countries which are not listed in the pricing exhibit in a previously executed Statement of Work ("NEW SERVICES"); provided, however, that such a request shall not require Customer to procure any such New Services from Equant. Customer may request pricing on a per project basis whereby Equant shall provide a Price Quote (as hereinafter defined) in accordance with the Special Bid Process.

     3.4  SPECIAL BID PROCESS.

          (a) Upon receipt of a request for New Services, Equant will promptly (but in no event more than ten (10) Business Days) thereafter, complete the Special Bid Process and advise Customer accordingly.

          (b) As part of the Special Bid Process, Equant shall investigate and advise Customer of the feasibility and availability of the proposed New Service, and to the extent possible, whether Equant is legally permitted to provide the New Service in a particular country. If Equant determines that it is feasible to provide the New Services, and the New Service can legally be provided in a country requested by Customer, Equant shall provide Customer with a Price Quote for the provision of such New Services similar or more favorable to those at or under which any comparable or similar Services are then being provided and agree to provide the New Services in such geographic locality if the Parties mutually agree upon such terms. Thereafter, Customer will have ten (10) Business Days to accept or reject such price, terms and conditions. If Customer accepts the Price Quote, the Parties will execute a new Statement of Work (if required), amend the relevant pricing exhibit and/or any other exhibits as appropriate, to reflect such price, terms and conditions. Such New Services will be deemed Services under this Agreement, and Equant will commence provision of such Services, based upon receipt of a Service Request. A detailed diagram of the Services Request process and the Special Bid Process has been attached hereto as Exhibit 2.

     3.5  FORECASTING.

          Customer shall, on a quarterly basis, provide Equant with a rolling forecast that estimates the Service Requests and/or any New Services which Customer plans to issue to Equant for the following quarter, on a regional basis. This forecast is provided as a planning document and is not binding upon Customer or Equant. Failure by Customer to provide such forecasting information shall not be deemed a material breach of this Agreement.

Article 4   -  INVOICES AND PAYMENTS

     4.1  COMMENCEMENT OF INVOICING.

          (a) Maintenance Charges for Equipment shall commence on the date set forth in the relevant Service Request. All Maintenance Charges shall be pro-rated to the last calendar day of the calendar quarter. Thereafter, Customer shall be invoiced quarterly in advance.

          (b)  Non-Recurrent Charges shall be invoiced upon completion.

          (c) All other Charges invoiced by Equant shall be invoiced on a current basis.

     4.2  INVOICING.

          All invoices shall be rendered in U.S. Dollars, by Equant from its headquarters at 45 Orville Drive, Bohemia, New York to Customer at 850 Chesapeake Drive, Redwood City, California 94063.

     4.3  PAYMENT.

          (a)  GENERAL.

               (i) Charges for Services will be as set forth in the Services List and Pricing exhibit in each Statement of Work or as such may be modified by an accepted Service Request.

               (ii) Except as set forth in Sections 4.7 and 13.2, Customer will pay Equant in U.S. Dollars, within thirty (30) calendar days after receipt of a proper invoice from Equant, and will remit payments to Equant either by bank transfer or will mail all payments to Equant at its principal place of business, without reduction or deferment on account of any claim, counterclaim or set off.


          (b)  FORM OF INVOICES.

               All invoices will be reasonably detailed in a form to be mutually agreed upon and will, in any event, clearly identify all taxes, and charges. Other categories may be specified by Customer and agreed to by Equant. In the event that laws, regulations or customs dictate a different invoice format or invoicing practices, Equant will endeavor to comply with such laws or customs while remaining as close as possible to the Parties' agreement and intent.

          (c)  LATE PAYMENT.

               In the event that Customer fails to pay any undisputed charges due to Equant under this Agreement within thirty (30) after receipt of any Equant invoice, upon expiration of the thirty (30) day period, Equant shall send written notification of such overdue invoice(s) in accordance with Article 13.1, specifying the nature of such charges, with a copy to the Customer Program Manager. In the event that such overdue undisputed amounts remain unpaid for thirty (30) days after the date of the aforementioned notice, Equant shall sent a second notice, advising Customer that (i) interest shall accrue on all such amounts at the rate of one and one half percent (1.5%) per month commencing on thirty (30) days after receipt of a proper invoice., and (ii) Equant reserves the right to suspend all Service at the Site where the overdue undisputed amount has accrued if payment has not been received in full by the tenth (10/th) /calendar day after the date of the second notice. Prior to Equant initiating any action in accordance with Section 12.1(a), the Parties shall work together to resolve any disputed accounts in accordance with Section 13.2(a).

     4.4  TRAVEL EXPENSES.

          In the event on site intervention is provided for any End User Site located further than (i) fifty (50) kilometers of a Service Center outside of the United States or (ii) fifty (50) miles from a Service Center inside of the United States, all reasonable incurred travel expenses shall be invoiced by Equant and paid by Customer, provided that Customer's travel and expense policies (which have been provided upon execution of this Agreement) have been complied with. Customer shall pre-approve all such expenses when international travel is required, or any estimated domestic travel and expenses exceed One Thousand Five Hundred ($1,500.00) Dollars. However, Equant shall not be responsible for any delays in the provision of Services in the event that such pre-approval is not timely provided. Equant shall attach all related documentation for such expenses to the relevant invoice. All locations for which travel and living expenses will be incurred shall be identified in each Statement of Work.

     4.5  ADJUSTMENTS TO CHARGES.

          The charges for Services provided by Equant under this Agreement are set forth in Exhibit 1 of each Statement of Work; provided however, that such charges may be adjusted in accordance with Sections 3.3, 4.5(a) and 4.5(b).

          (a)  CURRENCY PROTECTION.

               The charges as set forth in Exhibit 1 are in U.S. Dollars, shall be converted into foreign currencies at the exchange rate as published in the United States Wall Street Journal, ("Journal") prevailing at the time of execution of this Agreement; the Contract Exchange Rate ("CER"). In order to offset risks of negative currency fluctuations for Equant, and to allow Customer to benefit from positive fluctuations, the global effect of currency deviations from the CER will be calculated monthly, and, any resulting currency loss will be reimbursed to Equant and any currency gains will be credited to Customer. Each local Equant Affiliate or subcontractor will issue their monthly invoices in their respective local currency to Equant. Such invoices shall be converted at the prevailing exchange rate, as published in the Journal, at the end of the given month to determine the Current Rate Monthly Charge ("CRMC"). The CRMC will then be compared to the monthly Charges based on the CER. The difference, that being the CRMC, less the CER, shall equal the Monthly Exchange Adjustment CMEA"). The cumulative MEA for all Equant countries will be either added or subtracted to the following monthly invoice to Customer.

          (b)  PERIODIC REVISIONS.

               Charges for all Services shall be reviewed and revised in accordance with the following (each, a "Periodic Revision"):

               (i) Six (6) months after the effective date of each Statement of Work, the Parties shall review the charges contained therein, and within ten (10) business days from the six
                      (6) month anniversary date, the Parties shall mutually agree to the revised charges, which shall be incorporated into the relevant Statement of Work as an amendment thereto.

               (ii) Thereafter, every January 1, the Parties shall review the charges contained therein, and by January 15/'h, /the Parties shall mutually agree to the revised charges, which shall be incorporated into the relevant Statement of Work as an amendment thereto.

               (iii) No Periodic Revisions shall be applied to any Service Request which has a term of one (1) year, or has been in effect for less than twelve (12) calendar months.

     4.6  TAXES.

          (a) Equant will invoice Customer for all sales, use, federal excise or value-added taxes on the Services provided to Customer, except where Customer timely provides Equant with an exemption certificate, and Customer will be obligated to reimburse and/or pay, as applicable, any such taxes, but only to the extent and in the amounts that such taxes are lawfully and properly imposed and assessed, and correctly calculated. However, Customer shall not pay or be responsible for any taxes: (i) imposed on or with respect to Equant's net or gross income, capital or franchise taxes; (ii) in the nature of employee withholding taxes, FICA, Medicare taxes, unemployment insurance or other taxes relating to Equant personnel performing services hereunder; (iii) imposed on, with respect to, or in connection with Equant's purchase of any supplies, materials, equipment, software for use in providing the Services; (iv) based on or in respect of property or equipment used in providing the Services; or (v) in the nature of licenses or permits required to provide the Services.

          (b) Each Party will provide and promptly make available to the other any tax exemption certificates or other tax-related information reasonably requested by the other Party as it relates to the provision of Services under this Agreement.

          (c) Customer agrees that at no time during the Term of this Agreement or any extension thereof, will Customer be able to recover or reclaim Value Added Taxes (hereinafter "VAT") imposed by the local taxation authorities, nor shall Customer attempt to do so. In the event that Equant is fined as a result of that action, Customer will fully indemnify Equant for all such fines and penalties. Notwithstanding any of the foregoing, any attempt by Customer to reclaim or recover VAT shall be considered null and void.

          (d) However, in the event that Equant and Customer agree to a different invoicing structure than set forth above, which would lawfully permit Customer to reclaim VAT, then the Parties agree to amend this Agreement accordingly.

     4.7  DISPUTED CHARGES.

          (a) If Customer in good faith believes there is a Dispute (as defined in Section 13.2) concerning the accuracy or applicability of any Charge or other invoiced amount, it will notify Equant of the nature of such Dispute not later than thirty (30) calendar Days after receipt of invoice and will provide detailed support for such Dispute together with such notice of Disputed Charges. In such an event, Customer may withhold payment of such disputed Charges or other invoiced amounts but will continue to pay all undisputed Charges and amounts. Failure by Customer to identify a disputed Charge or other invoiced amount prior to payment of such Charge or amount will not limit or waive any of its rights or remedies with respect thereto, including its right to withhold such disputed Charges or amounts from payments on subsequent invoices. The withholding of disputed Charges and other invoiced amounts in accordance with this Section 4.7 will not be considered a basis for monetary or other default or grounds for termination under this Agreement.

          (b) Except as set forth in subsection (a) above regarding the time for notification of a Dispute, all Disputes concerning the accuracy or applicability of any Charge or other invoiced amount shall be resolved as set forth in Section 13.2. Equant will use diligent efforts to provide any supporting documentation required by Customer to resolve any such Disputes.

     4.8  RELOCATION OF A SERVICE CENTER.

          If Equant, for business purposes, closes or relocates a Service Center, Equant shall provide sixty (60) days advance written notice in connection with any relocation or closure. Equant will use commercially reasonable efforts to reduce any disruptions to Customer and shall, at no additional cost to Customer, retain the contracted Response Times. Failure by Equant to provide such information shall not be deemed a material breach of this Agreement.

     4.9  DISCONTINUANCE OF MAINTENANCE INVOICING.

          Invoicing for Maintenance Charges will cease as of the expiration date stated on the Service Request, unless otherwise terminated in accordance with Section 12.

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

Article 5 - CONFIDENTIAL INFORMATION; PROPRIETARY RIGHTS

     5.1  CONFIDENTIAL INFORMATION.

          "Confidential Information" of a Party means: (a) the terms of this Agreement and (b) all confidential or proprietary information or materials (in any medium) of either Party (including information entrusted to it by a third Party) or any Affiliate thereof.. Any information or material shall be considered confidential or proprietary if it relates to either party's business records or plans, and in general each party shall treat as confidential or proprietary any data or information obtained from the other if such party would treat its own corresponding material as such.

          (a) During the term of this Agreement and following for a period of five (5) years after its expiration or termination, the Party receiving any Confidential Information of the other Party shall affirmatively agree not to disclose any Confidential Information, not to use any Confidential Information for purposes other than the provision of Equipment and Services under this Agreement, and to take reasonable steps to maintain the security and confidentiality of such Confidential Information. Each Party, when receiving Confidential Information from the other Party, further agrees as follows:

               (i) to take reasonable steps, no less rigorous than those taken to protect its own Confidential Information of a similar nature, to prevent any disclosure of the disclosing Party's Confidential Information; and

               (ii) to use and reproduce the disclosing Party's Confidential Information only to the extent necessary to permit the receiving Party to meet its obligations or exercise its rights under this Agreement; and

               (iii) to use reasonable effort to limit disclosure of the disclosing Party's Confidential Information to those of the receiving Party's Affiliates, directors, officers, employees, third Party service providers, consultants, subcontractors and contractors who have a "need to know" such information in connection with the receiving Party's performance of its obligations or exercise of its rights under this; provided, however, that any such person or entity who is not one of the receiving Party's Affiliates, directors, officers, or employees shall have first executed a nondisclosure agreement which contains terms which mirror the nondisclosure requirements set forth in this Article.

          (b) Information of a Party will not be considered Confidential Information under this Agreement if such information:

               (i) was already rightfully known by the receiving Party at the time it was obtained thereby, free from any obligation to keep such information confidential;

               (ii) is or falls into the public domain through no wrongful act, fault or omission by the receiving Party;

               (iii) is rightfully received by the receiving Party from a third Party without restriction and without breach of this Agreement; or

               (iv) is developed by the receiving Party independently of and without access to or use or benefit of any Confidential Information of the disclosing Party.

     5.2  CONFIDENTIALITY OF AGREEMENT.

          Without limiting the generality of Section 5.1, and subject to Section 5.1, neither Party shall publicly disclose the terms of this Agreement without the prior written consent of the other. Neither Party will disclose or discuss the terms of this Agreement with any third Parties, except to the extent necessary for that Party to meet its obligations or exercise its rights under this Agreement.

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

     5.3  THIRD PARTY INFORMATION.

          Each Party will use and treat any information belonging or relating to any third-Party subcontractors, vendors or suppliers of the other Party, as well as End Users in accordance with the requirements of this Article 5.

     5.4  RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION.

          Upon the expiration or termination of this Agreement, or upon the request of the disclosing Party requesting return of any tangible embodiments of all or any portion of its Confidential Information (which the receiving Party does not then require to perform its obligations hereunder), the receiving Party shall promptly return such Confidential Information (whether in hard copy, diskette, or any other electronic form, and including any copies, extracts, descriptions, and summaries thereof) or, with the disclosing Party's written consent, will promptly use all reasonable efforts to destroy it (any copies, extracts, descriptions, and summaries thereof) and will further provide the disclosing Party with written certification of destruction.

     5.5  WAIVERS.

          Either Party may request in writing that the other Party waive all, or any portion, of the requesting Party's responsibilities relative to the other Party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time, and if, in its sole discretion, it determines to grant the requested waiver, it shall do so in writing over the signature of an employee authorized to grant such request. Any waiver granted pursuant to this Section shall not be deemed a waiver to disclose any other Confidential Information, and shall apply only to the disclosure of the Confidential Information specified in the request for a waiver.

     5.6  REQUIRED DISCLOSURE.

          Notwithstanding anything to the contrary in this Article 5, if the receiving Party of any Confidential Information learns that it is or may be required by applicable court order, law or regulation to disclose any Confidential Information, then such receiving Party shall: (i) as promptly as possible after learning of a possible disclosure requirement, and in any case prior to making disclosure, notify the disclosing Party of the disclosure requirement so that the disclosing Party may seek a protective order or other appropriate relief; (ii) provide such cooperation and assistance as the disclosing Party may reasonably request in any effort by the disclosing Party to obtain such relief; and (iii) take reasonable steps to limit the amount of Confidential Information so disclosed and to protect its confidentiality.

     5.7  EQUITABLE RELIEF.

          The Parties acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement may cause irreparable harm, the amount of which may be extremely difficult to determine, thus potentially making any remedy at law or for damages inadequate. Each Party therefore agrees that the other Party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Article 5 and for any other equitable relief as such other Party deems appropriate. As set forth in Section 13.2, this right shall be in addition to any other remedy available in law or at equity.

     5.8  INFRINGEMENT.

          In the event that the Services, any other materials or services provided under this Agreement by Equant are alleged or determined to infringe upon the proprietary rights of a third Party, Equant will, in addition to its obligations, if any, under Section 9.1(c) at its own expense: (a) obtain the right for Customer and its End User to use the infringing Services, materials or services as contemplated by this Agreement; (b) modify the Services, materials or services so that they are no longer infringing but still satisfy the requirements contained in this Agreement; or (c) obtain and substitute functionally similar Services, materials or services that are not infringing.

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

     5.9  UNAUTHORIZED USE.

          Each Party will notify the other Party promptly of any actual or attempted use or possession of any Confidential Information by any unauthorized person or entity which may become known to it and will cooperate with the other Party in any investigation or action against any such persons or entities.

Article 6   - REPRESENTATIONS AND WARRANTIES

     6.1  GENERAL.

          (a) BY EQUANT. Equant represents and warrants that, as of the Effective Date:

               (i) EQUANT INTEGRATION SERVICES, Inc. is a corporation validly existing and in good standing under the laws of the State of New York;

               (ii) Equant has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

               (iii) the execution, delivery and performance of this Agreement has been duly authorized by Equant, and no additional corporate authorization or action on its part is required in connection with the execution, delivery or performance by Equant of this Agreement or the consummation by Equant of the transactions contemplated hereby;

               (iv) this Agreement has been duly and validly executed and delivered by Equant and constitutes a legal, valid and binding obligation of Equant enforceable against Equant in accordance with its terms;

               (v) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement (or any such approval, authorization or consent will be promptly obtained after the Effective Date);

               (vi) in connection with providing the Equipment and Services, it will comply with all applicable Federal, state and local laws and regulations and has obtained all applicable permits, rights and licenses;

               (vii) except as permitted under this Agreement, it has not disclosed any Confidential Information of Customer; and

          (b) BY CUSTOMER. Customer represents and warrants that, as of the Effective Date:

               (i) it is a corporation validly existing and in good standing under the laws of the state of California;

               (ii) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

               (iii) the execution, delivery and performance of this Agreement has been duly authorized by Customer, and no additional corporate authorization or action on its part is required in connection with the execution, delivery or performance by Customer of this Agreement or the consummation by Customer of the transactions contemplated hereby;

               (iv) this Agreement has been duly and validly executed and delivered by Customer and constitutes a legal, valid and binding obligation of Customer enforceable against Customer in accordance with its terms;

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

               (v) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement (or any such approval, authorization or consent will be promptly obtained after the Effective Date);

               (vi) it will comply with all applicable Federal, state and local laws and regulations and has obtained all applicable permits, rights and licenses; and

               (vii) except as permitted under this Agreement, it has not disclosed any Confidential Information of Equant.

     6.2  SERVICE WARRANTIES.

          Equant shall use good quality materials, techniques and standards to provide the Services with the care, skill and diligence as required in each Service Request. Equant shall ensure that technicians responding to a Customer Fault Call are qualified, trained, and conversant with the Equipment. All service will be performed in a workmanlike manner and timely in accordance with each Service Request.

     6.3  LIMITATION OF WARRANTIES.

          EXCEPT AS EXPRESSLY PROVIDED HEREIN, EQUANT, NOT BEING THE MANUFACTURER AND/OR SUPPLIER OF THE EQUIPMENT, NOR THE MANUFACTURER'S AND/OR SUPPLIER'S AGENT, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE QUALITY, DESIGN, CONDITION, CAPACITY, suitability, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT, OR FITNESS FOR A PARTICULAR PURPOSE, OR OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, OR THE EXISTENCE OF ANY LATENT OR PATENT DEFECTS, AND EQUANT HEREBY DISCLAIMS ALL SUCH WARRANTIES, IT BEING AGREED THAT, AS BETWEEN EQUANT AND CUSTOMER, THE EQUIPMENT IS SUPPLIED "AS-IS" AND THAT CUSTOMER SHALL HAVE ONLY SUCH WARRANTIES, EXPRESS OR IMPLIED, IF ANY, AS PROVIDED BY THE MANUFACTURER AND/OR EQUANT, OR THIRD PARTY LICENSOR OF SUCH EQUIPMENT. EQUANT SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY IN CONNECTION WITH THE ENTRY OR USE, INCLUDING OUTPUT, OF CUSTOMER'S DATA. EQUANT DOES NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATIONS CONCERNING THE USE, THE RESULTS OF USE OF THE EQUIPMENT, OR THE CORRECTNESS, ACCURACY, RELIABILITY, CAPACITY OR LIMITATIONS RELATED TO THE EQUIPMENT. EQUANT DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE EQUIPMENT WILL MEET CUSTOMER'S REQUIREMENTS OR EXPECTATION OR THAT THE OPERATION OF THE EQUIPMENT WILL BE UNINTERRUPTED OR ERROR FREE. CUSTOMER UNDERSTANDS THAT SUCH LIMITATIONS MAY RESTRICT OR LIMIT THE CAPABILITIES OR PERFORMANCE CHARACTERISTICS OF THE EQUIPMENT. CUSTOMER ACKNOWLEDGES THAT IT HAS SELECTED THE PRODUCTS ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS MADE BY EQUANT.

          The Parties acknowledge that Equant is not a Hardware or Software manufacturer. Therefore, the Parties expressly stipulate and agree that Equant shall have no responsibility for either the date calculations and other processing for the years 2000 and beyond or for any problems relating to date changes. Equant shall have no obligation under this Agreement to correct any date change problems or Year 2000 problems. The Parties may conclude a separate arrangement to correct such problems on such terms and conditions as the Parties may mutually agree.

Article 7   - OBLIGATIONS AND COVENANTS OF THE PARTIES

     7.1  PROGRAM MANAGERS.

          The Parties will use all reasonable efforts to focus communications with each other through their respective Program Managers. Each Party may change its Program Manager upon notice to the other. Each Party's Program Manager may delegate his or her authority wholly or in part to other employees of that Party, but must give the other Party reasonable description of the delegation, the goal being to facilitate efficient and authorized communication.

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

     7.2  FOREIGN CORRUPT PRACTICES ACT.

          Each Party will fully comply with all applicable statutes and regulations under the Foreign Corrupt Practices Act, as it may be amended from time to time, in connection with all matters relating to this Agreement.

     7.3  ACCESS.

          Subject to Section 7.5, Customer will provide or cause Equant to be provided with access to Sites at all times during which it may be required to perform Services as well as use of customary utilities and building services (including heat, light, ventilation, electric current and outlets, and use of a telephone and facsimile machine) at such Sites reasonably sufficient and necessary for Equant to perform the Services. Customer acknowledges and agrees that access to the Sites is critical to Equant's ability to provide the Services described in any Statement of Work and as requested in a duly accepted Service Request. Customer will provide or cause Equant to be provided with such access to employees of Customer or the End User, including a contact (by name and telephone number) at each Site at which Services are to be performed, as is necessary and reasonable in connection with performance of the Services. To the extent Equant is denied access to, or unsafe or hazardous conditions exist at, any Sites at which it is to perform Services under this Agreement, Equant shall be relieved of its obligation hereunder to provide such Services; provided, that Equant observes any procedures applicable to such situations specified in this Agreement and promptly notifies Customer of same.

     7.4  RIGHT OF ENTRY.

          Customer shall have the right upon ten (10) days prior written request to the Equant Program Manager, which request shall not be unreasonably withheld, to enter Equant's premises where Customer-owned Equipment or Spares are located, for the purpose of inspecting such inventory and the security measures taken with respect thereto. Notwithstanding the foregoing, no request for inspection shall be made for the first and last calendar week of any calendar quarter. Such inspections shall be limited to two (2) per year, per Equant premise.

     7.5  CONDUCT OF EQUANT PERSONNEL.

          (a) While at any Site, Equant agrees to comply (and to cause its personnel and the personnel of its Affiliates and subcontractors to comply) with all reasonable safety and security procedures and rules and regulations regarding personal and professional conduct, as such are readily available and/or obtainable from the Site in writing prior to the commencement of Services (including, without limitation, the wearing of identification badges and observance of dress codes and smoking policies) which are in effect at such Site, and otherwise to conduct itself and themselves in a businesslike manner.

          (b) Equant will direct its employees to cooperate and comply with all reasonable background checks and drug testing requirements, provided that such background checks and drug testing requirements are consistent with local law.

     7.6  COOPERATION WITH OTHER VENDORS.

          Customer will or will cause its End User to inform Equant of any activities of its other subcontractors or vendors at any Sites which are reasonably likely to affect Equant's performance of Services hereunder. Equant will cooperate with Customer, the End User and such other subcontractors and vendors to coordinate their activities.

     7.7  MANNER OF PROVISION OF SERVICES.

          (a) Equant will provide (and cause its subcontractors to provide) all Services at each Site in a manner designed not to: (i) create any unsafe or hazardous condition at the Site; (ii) materially interfere with or impair the operation of the heating, ventilation, air conditioning, plumbing, electrical, fire protection, safety, security, public utilities or other systems or facilities at the Site;

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

               (iii) materially interfere with the use, occupancy or operation of the Site; or (iv) impose any expense upon Customer, in connection with its use, occupancy or operation of, such Site. Notwithstanding the foregoing, Equant will take all necessary steps to protect the safety of its employees.

          (b) To the extent that Equant has been made aware of any of the following situations, Equant will immediately notify Customer of any: (i) destruction or damage to any real or personal property or destruction, compromise or disclosure of software, data or other intangible or intellectual property of Customer, as well as
               (ii) any injury to any person, resulting from or arising in connection with the performance of Services by Equant, or its subcontractors, or their respective personnel.

     7.8  UNAUTHORIZED ACCESS.

          In the event Equant discovers or is notified of: (i) a material breach or potential material breach of security involving the Equipment, Services or any system or network which does or may contain, process or transmit Confidential Information of Customer or an End User or
          (ii) actual or potential unauthorized or illegal activities by personnel of Equant or its subcontractors to obtain money or information from or through Customer or any customer or supplier thereof, or in any way damage (or expose to damage) Customer, or any customer or supplier thereof, Equant will immediately notify Customer and will cooperate fully with Customer and its designees in any investigation or action relating to such breach or potential breach. The requirements of subsection (i) of this Section 7.8 shall not be construed to create an affirmative duty on behalf of Equant to seek out any such breaches of security, nor shall Equant be held liable for any damages to Customer or End User caused by Equant's failure to discover a breach of security.

     7.9  PROTECTION OF DATA BY CUSTOMER.

          Throughout the Term of this Agreement, and any Service Request, Customer agrees or shall advise the End User to maintain a procedure external to the Equipment for the reconstruction of lost or altered files, data or programs (hereinafter, "Data"). Notwithstanding the foregoing, Equant shall assist Customer in the reconstruction of any lost Data at no charge, to the extent such losses are attributable to Equant's negligent performance of the Services.

Article 8   - IMPORT AND EXPORT OF EQUIPMENT

     8.1  IMPORT/EXPORT OF EQUIPMENT AND PERMITS.

          (a) Where requested by Customer, and where permitted by the local laws of the country of destination, Equant will serve as importer of record for, and will pay all applicable duties on, Equipment shipped into countries outside the United States. Equant shall be responsible for performing all services in connection with the shipping, export and import of Equipment under the Agreement to the Sites. All applicable duties paid by Equant for the importation of any Equipment, except as stated in the Statement of Work, sub-section 7.3(2) shall re-invoiced by Equant to Customer on a current basis, plus a five (5%) percent handling charge.

          (b) Where permitted by law, Equant will be responsible, as part of the Services described in a Service Request, for securing all permits, licenses, regulatory approvals and authorizations, whether domestic or international, and including all U.S. export control licenses (collectively "Permits") required for Equant to provide the Services to Customer and will take all lawful steps necessary to maintain such Permits during the term of this Agreement. Equant will have financial responsibility for, and will pay, all fees and taxes associated with obtaining such Permits. Customer will cooperate with Equant in securing such Permits. If Equant is not able to secure the Permits in its own name, Customer will undertake to secure such Permits at the reasonable direction of Equant and at Equant's expense.

          (c) Customer will be responsible for securing, at Customer' expense, all permits other than Permits Equant is required to secure under subsection (b) above. Customer will take all lawful steps to

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

               maintain such other Permits during the term of this Agreement. Equant will cooperate with Customer in securing such other Permits as may be necessary.

     8.2  RISK OF LOSS.

          Unless otherwise agreed to in writing between the Parties, as between Equant and Customer, (1) Customer will bear the risk of loss for the Equipment until it shifts to Equant upon delivery of the Equipment to a Service Center; thereafter (2) Equant will bear all risk of loss while such Equipment remain at a Service Center; and (3) Equant shall continue to bear the risk of loss, until (4) the risk of loss shifts from Equant to Customer upon delivery at the applicable Site and control of such Equipment is transferred to Customer or the End User.

     8.3  COMPLIANCE WITH LAWS.

          Each of the Parties will comply in all material respects with all laws, rules and regulations, now in effect or hereinafter enacted or adopted, of any jurisdiction, related to all matters of this Agreement and any executed Statement of Work, including the U.S. export regulations referred to in Section 8.4, (collectively, "APPLICABLE LAW").

     8.4  EXPORT CONTROL REGULATIONS.

          The Parties acknowledge that any products, software and technical information (including, but not limited to, services and training) provided under the Agreement may be subject to applicable U.S. export laws and regulations and that any use or transfer of such products, software and technical information must be authorized under those laws and regulations. Equant shall be responsible for notifying Customer in the event any of the products, software and technical information are subject to any U.S. export laws and regulations. Customer will not (and will cause all Customer's End Users not to) use, distribute, transfer, or transmit any such products, software or technical information (even if incorporated into other products or services) except in compliance with such laws and regulations. Equant shall be responsible at its own expense for filing the appropriate export-related documents as may be required for Equant to comply with U.S. export laws and regulations for any products, software and technical information provided hereunder and, if requested by Equant, Each Party will sign (and will cause their respective Affiliates, subcontractors and End Users to sign) such written assurances and other export-related documents as may be requested by the other Party.

     8.5  IMPORT AND EXPORT LIMITATIONS.

          (a) Equant may not export Products to a destination which is prohibited under local or U.S. Law;

          (b) Equant may not act as the importer of record in countries where Equant or its subcontractor does not have a legal presence;

          (c) Equant may not act as the importer of record in countries where Equant's charter or Equant's subcontractor's charter prohibits the provision of such Services;

          (d) Equant may decline to act as importer of record in such cases as it reasonably determines that such Services would create an unreasonable fiscal burden upon Equant, however, in such cases, Equant will provide reasonable assistance to Customer in the importation process.

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

Article 9   - INDEMNIFICATION AND LIMITATIONS OF LIABILITY AND REMEDIES

9.1  INDEMNIFICATION.

(a)  LOSSES DEFINED.

               For purposes of this Agreement, "LOSSES" means all losses, liabilities, damages and costs (including Taxes) and all related costs and expenses (including reasonable attorney's fees and disbursements and reasonable costs of investigation, litigation and settlement).

          (b)  BY CUSTOMER.

               Customer will indemnify, defend and hold Equant and its officers, directors, employees, agents, successors and permitted assigns (each, a 'EQUANT INDEMNITEE") harmless from and against any and all Losses arising out of or relating to:

               (i) any claim by a third party (other than an Equant Indemnitee) that any equipment, software, materials or services provided to Equant by Customer in connection with Equant's performance of the Services infringe upon the proprietary rights of such third Party; or

               (ii) any claim by a third party (other than an Equant Indemnitee) relating to the failure by Customer to comply in any material respect with any Applicable Law.

               (iii) any violation of Federal, State, local or other laws or regulations or a failure by Customer to obtain any required permits, rights or licenses required in its performance of services under this Agreement;

               (iv) any claim alleging the inaccuracy or untruthfulness of any representation or warranty made by Customer pursuant to the Services provided by Equant under this Agreement;

               (v) any violation or failure to comply with any copyright, license or other third party proprietary right concerning the use, distribution, duplication or transfer of any software.

          (c)  BY EQUANT.

               Equant will indemnify, defend and hold Customer, its affiliates and their respective officers, directors, employees, agents, successors and assigns (each, an "CUSTOMER INDEMNITEE") harmless from and against any and all Losses arising out of or relating to any claim by a third Party (other than an Customer Indemnitee):

               (i) that the Equipment, materials or other services provided to Customer by Equant or its Affiliates or subcontractors infringe upon the proprietary rights of such third Party;

               (ii) alleging a violation of Federal, state, local or other laws or regulations or a failure by Equant to obtain required permits, rights or licenses required in its performance of services under this Agreement;

               (iii) the inaccuracy or untruthfulness of any representation or warranty made by Equant in this Agreement;

               (iv) a breach by Equant or its Affiliates of any subcontracting arrangements; or

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

               (v) a breach by Equant or its employees, Affiliates or subcontractors of the safety or security procedures in effect at any Site, for which Equant has received written notification of such safety or security procedures.

          (d)  CROSS INDEMNITY.

               Each Party agrees to indemnify, defend and hold harmless the other Party and its Affiliates, officers, directors, employees, agents, successors and permitted assigns from and against any and all Losses arising out of or in connection with the injury of or damage to any person or real or tangible personal property to the extent such injury or damage: (i) is proximately caused by the negligence or willful misconduct of any person (other than an indemnitee) for whose conduct the indemnitor is liable and (ii) arises or occurs in connection with this Agreement or the provision or receipt of the Equipment or Services.

          (e)  INDEMNIFICATION PROCEDURES.

               (i) If any claim in respect of a Loss (including personal injury or property damages) is asserted or any civil, criminal, administrative or investigative action or proceeding (any such claim, action or proceeding, a "Claim") is threatened or commenced, in each case against any person seeking indemnification hereunder (an "INDEMNIFIED Party"), the Party which is (or whose Affiliate, officer, director, employee, agent, successor or assign is) the indemnified Party will promptly notify the other Party (the "INDEMNIFYING PARTY") in writing thereof. Any failure or delay by the Indemnified Party in giving such written notice shall not constitute a breach of this Agreement and shall not excuse the Indemnifying Party's obligation under this Section 9.1, except to the extent (if any) that the Indemnifying Party is prejudiced by such failure or delay. If the Indemnifying Party acknowledges in writing an indemnification obligation under this Section 9.1, it will be entitled to elect, within fifteen (1 5) calendar days after its receipt of such notice, to assume sole control over the investigation, defense and settlement of such Claim at its own cost, risk and expense. However, the indemnified Party shall be entitled to participate in , but not control, the investigation, defense and settlement of such Claim at its own cost and expense The Indemnifying Party shall enter into no settlement of a Claim without the prior written consent of the indemnified Party, which consent shall not be unreasonably withheld. The indemnified Party shall enter into no settlement of a Claim without the prior written consent of the indemnifying Party.

               (ii) After notice of a Claim by the indemnified Party, if the Indemnifying Party does not elect to assume sole control of the defense of such Claim, the indemnified Party will have the right to defend such Claim in such reasonable manner as it may deem appropriate, at the cost, risk and expense of the Indemnifying Party. The Indemnifying Party will have the right to participate in such defense at its own cost and expense.

               (iii) Each Party, at its own cost and expense, agrees to provide reasonable cooperation and assistance to the other Party in the investigation, defense and settlement of any Claim, including but not limited to providing access to relevant information and employees.

          (f)  SUBROGATION.

               The Indemnifying Party will, upon payment of an indemnity in full under this Agreement, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

     9.2  CONSEQUENTIAL DAMAGES.

          (a) In no event will either Party have any liability for any loss of income, profit, interest or savings by the other Party or for any indirect, incidental, consequential, punitive or special damages suffered by the other Party, arising from or related to this Agreement, regardless of the form of

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               action, and whether in contract, indemnity, warranty, strict liability or tort (including, without limitation, negligence), or any other legal or equitable grounds, even if such Party has been advised of the possibility of such losses or damages. This limitation will not apply to: (a) losses by either Party for bodily injury or damage to real property or tangible personal property; (b) indemnification obligations pursuant to Section 9.1; (c) liability resulting from the gross negligence or willful misconduct of a Party; or (d) any breach of confidentiality obligations contained in this Agreement.

          (b) Except as expressly stated in this Agreement, neither Party will be responsible or liable for any delay, loss or damage attributable to the action or non-action of any person other than that Party, its Affiliates, directors, officers, employees, subcontractors and agents.

     9.3  LIMITATIONS OF LIABILITY.

          (a) The liability of either Party for actual, direct damages resulting from performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited in the aggregate to the Net Limitation Amount. The "Net Limitation Amount" at any date of determination will be equal to the lesser of:

               (i)  the amounts paid under this Agreement; or

               (ii) One Million ($1,000,000) Dollars for the first twelve (12)
                    months of this Agreement. At such time as the total amount paid under this Agreement exceeds Three Million ($3,000,000) Dollars, the aforementioned amount shall be increased to an amount mutually acceptable to the Parties, and thereafter shall be periodically increased at such time as the total amount paid under this Agreement increases by an additional two ($2,000,000) Million Dollars,

          (b) minus, in each case under (i) or (ii) above, the aggregate amount paid by the liable Party to the other Party in respect of events giving rise to liability arising from or in connection with this Agreement from the Effective Date through such date of determination. This limitation will not apply to: (i) losses by either Party for bodily injury or damage; (ii) liability resulting from the gross negligence or willful misconduct of a Party; or (iii) any breach of confidentiality obligations contained in this Agreement.

     9.4  EXCLUSIVE REMEDIES.

          The obligation of Equant and the rights and remedies of Customer set forth in this Agreement are exclusive and in substitution for all other remedies, obligations and liabilities of Equant, and all rights, claims and remedies ("Claims") of Customer against Equant, express or implied, arising by law or otherwise, including, but not limited to, any implied warranty of merchantability or fitness for a particular purpose, any implied warranty arising from course of performance, course of dealing or usage of trade, and any obligation, liability, right, claim, or remedy for any tort, or breach of contract. The remedies of the Parties with respect to any matter under this Agreement shall be limited to the remedies set forth herein; provided, that neither Party shall receive duplicative recoveries.

Article 10   - INSURANCE

     10.1 INSURANCE PROVIDED BY EQUANT.

          (a) Without limitation of any of Customer' other rights or remedies set forth in this Agreement, during the Term and any extension thereof, Equant will maintain at Equant's own expense, insurance of the type and in the amounts specified below:

               (i) statutory workers compensation (or local equivalent) in accordance with all applicable laws;

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               (ii)  employers' liability insurance (or the local equivalent)
                     (which may include coverage under an umbrella liability policy) in an amount not less than the amount required by the applicable local law;

               (iii) commercial general liability insurance (which may include coverage under an umbrella liability policy) in an amount not less than three million ($3,000,000.00) dollars per occurrence;

               (iv) comprehensive automobile liability covering all vehicles that Equant owns, hires or leases in an amount not less than one million ($1,000,000.00) dollars per occurrence (combined single limit for bodily injury and property damages); and

               (v) all risk property insurance for the replacement cost of Equant's equipment and other property on Customer Sites, and containing a waiver of subrogation in favor of Customer.

     10.2 CERTIFICATES OF INSURANCE.

          Equant will furnish to Customer certificates of insurance (including evidence of renewal of insurance) evidencing coverage in accordance with this Article 10. Such certificates will include a provision whereby fifteen (15) Business Days notice must be received by Customer prior to coverage cancellation or material alteration of the coverage by either Equant or the insurer; provided, however, that such cancellation or alteration will not relieve Equant of its continuing obligation to maintain insurance coverage in accordance with this
          Article 10. In the event that Equant is required to pay any excess costs for adding Customer as an additional insured, Customer will reimburse Equant for all such excess costs.

Article 11   - FORCE MAJEURE; OTHER EXCUSES

     Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, strike, civil, governmental or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party or its subcontractors. Equant's liability for loss or damage to Customer's material in Equant's possession or control shall not be modified by this clause. When a party's delay or nonperformance continues for a period of at least fifteen (15) days, the other party may terminate, at no charge, Service for the Site affected by the Force Majeure event.

Article 12   - TERMINATION

     12.1 GROUNDS FOR TERMINATION AND REMEDIES.

          (a)  PAYMENT DEFAULT.

               Upon exhaustion of the notice periods set forth in Section 4.3(c), Equant may terminate, upon ten (10) days advance written notice, all Services under any Service Request in the event that Customer fails to remit payment for any undisputed invoice eighty
               (80) days after such invoice is issued, unless Customer cures such payment default by paying in full, prior to the expiration of such ten-day notice period, all outstanding amounts listed on such written notice as due and payable to Equant; provided, however, that if Customer fails to pay any amount that is the subject of a good faith Dispute as described in Sections 4.7 or 13.2, no default shall be deemed to have occurred pursuant to this Section 12.1(a) until the dispute resolution processes described in Sections 4.7 and 13.2 have been exhausted.

          (b)  BREACH OF CONTRACT.

               Other than any failure by Customer to make any payment to which subsection (a) above applies, either Party may terminate this Agreement as to such Sites or Services (or portions thereof) upon ninety (90) calendar days' written notice for any material breach or default (or any series of breaches or defaults which in the aggregate constitute a material breach or default) of

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

               any terms and conditions of this Agreement relating to such Sites or Services by the other Party (the "BREACHING PARTY"), unless within such ninety (90) day notice period, the Breaching Party:
               (i) has cured such breach or default or (ii) if such breach or default by its nature cannot be cured within ninety (90) days, has commenced to cure such default or breach and diligently pursues such cure until accomplished and such cure is accomplished within one hundred twenty (120) calendar days of such notice of termination. No notice of termination pursuant to this Section 12.1(b) may be given prior to the completion of the internal dispute resolution process described in Section 13.2.

          (c)  VIOLATION OF APPLICABLE LAW.

               Either Party may, upon reasonable notice to the other Party, suspend or terminate the provision of Services (or portion thereof) if and to the extent that such Party determines in good faith that its provision of such Services (or portion thereof) constitutes or causes a violation of any Applicable Law.
               Customer will pay for any portion of any such suspended or terminated Services provided prior to such notice. Equant will use its reasonable efforts to offer functionally equivalent substitute products or services that do not violate any Applicable Law on terms and pricing comparable to the suspended or terminated Services, which Equant will provide if Customer and Equant are able to agree, through good faith negotiation, on terms for such Services.

          (d)  INSOLVENCY EVENT.

               This Agreement will terminate automatically and immediately without requirement of notice upon the occurrence of an Insolvency Event. An "INSOLVENCY EVENT" has occurred with respect to a Party if:

               (i) a receiver, liquidator or trustee of such Party is appointed by court order and such order remains in effect for more than ninety (90) calendar days, or a receivership, insolvency or bankruptcy proceeding is commenced or a petition is filed against such Party under any applicable liquidation, conservatorship, bankruptcy, moratorium, insolvency, reorganization or similar law for the relief of debtors (collectively, "BANKRUPTCY LAWS") from time to time in effect and generally affecting the rights of creditors, and such proceeding or such petition has not been dismissed or stayed within ninety (90) calendar days of the commencement or filing thereof;

               (ii) such Party commences a voluntary case under any Bankruptcy Law or voluntarily seeks, consents to or acquiesces in the benefit or benefits of any provision of any Bankruptcy Law, consents to the filing of any petition against it under any Bankruptcy Law, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become due or consents to the appointment of a receiver, trustee, liquidator or conservator for it or any part of its property; or

               (iii) Notwithstanding anything to the contrary in this Section
                     12(d) which would automatically terminate this Agreement, this Agreement shall not so terminate if, and for so long as: (i) neither Customer or Equant is in material breach of its obligations (including payment obligations) under this Agreement and (ii) if Customer is the bankrupt, Customer prepays in full, on a monthly basis, for any Equipment and Services hereunder.

          (e)  CORPORATE DISSOLUTION OR LIQUIDATION.

               This Agreement will terminate automatically and immediately without any requirement of notice if proceedings are commenced for the dissolution, winding-up or liquidation of either Party.

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

          (f)  TERMINATION UPON CHANGE OF CONTROL.

               In the event all or a substantial portion of the assets of Equant relating to the Services, or stock or assets of Equant or any entity which owns more than fifty percent (50%) of the stock of Equant (a "parent entity"), are acquired by an unaffiliated third party, in a single transaction or a series of transactions, such that such third party thereby owns more than fifty percent (50%) of stock or assets of Equant or such parent entity, whether by merger, reorganization, sale, transfer or other similar transaction (a "Change in Control"), then at any time within six
               (6) months after the last to occur of such events, upon a reasonable determination by Customer that such entity poses a competitive threat to or creates an undesirable business environment for Customer, Customer may then decide in its sole discretion to terminate this Agreement by giving Equant at least sixty (60) days prior written notice and designating a date upon which such termination shall be effective.

     12.2 RIGHTS UPON TERMINATION.

          (a) In case of termination for default by Customer, Equant may accelerate and declare all obligations of Customer created under this Agreement to be immediately due and payable by Customer as a liquidated sum and not as a penalty and proceed against Customer in any lawful way for satisfaction of such sum and/or repossession of any of Spares or other Equant property in Customer's possession.

          (b) Unless specifically terminated as set forth above, any Service Request which requires performance or extent beyond the term of this Agreement, shall, at Customer's option be so performed and extended and shall continue to be subject to this Agreement.

     12.3 COSTS OF TERMINATION.

          On termination for default, howsoever or whenever occurring, the defaulting Party shall pay to the other Party all costs and expenses including legal and other fees incurred, interest and all arrears of charges or other payments arising in respect of the Equipment or otherwise in addition to any other rights and remedies either Party may have under this Agreement, in Law or in Equity. The terms of this Section shall not apply to termination for convenience, as set forth in Section 12.4.

     12.4 TERMINATION FOR CONVENIENCE.

          (a)  TERMINATION BY UNIT OF EQUIPMENT.

               Customer may elect to delete a unit of Equipment covered under this Agreement by providing at least six (6) months prior written notice of such deletion (hereinafter, the "Termination Notice Period"). During any Termination Notice Period, Equant shall continue to provide Services and Customer shall continue to pay for such Services at the agreed upon rates.

               (i) In the event that Customer elects to delete a unit of Equipment during the term of any Service Request for Maintenance Services, the Parties recognize that upon such deletion, Equant shall be damaged in an amount which can not be readily determined. Accordingly, simultaneously with any such notice, Customer shall pay to Equant, as liquidated damages and not as a penalty, the appropriate amounts as indicated below:

                    . For early termination of Maintenance Services for any or all Equipment under a one (1) year Service Request, Customer shall remit seventy-five (75%) percent of the Charges remaining under that Service Request with respect to the terminated Maintenance Services after the end of the Termination Notice Period;

                    . For early termination of Maintenance Services for any or all Equipment under a two (2) year Service Request, Customer shall remit with respect to the terminated Maintenance Services fifty (50%) percent of the Charges remaining in the first

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

                       twelve (12) month period and thirty-five (35%) of the Charges remaining in the second twelve (12) month period after the end of the Termination Notice Period;

                    . For early termination of Maintenance Services for any or all Equipment under a three (3) year Service Request, Customer shall remit with respect to the terminated Maintenance Services fifty (50%) percent of the Charges remaining in the first twelve (12) month period, thirty-five (35%) of the Charges remaining in the second twelve
                       (12) month period, and twenty-seven (27%) percent of the Charges remaining in the third twelve (12)month period after the end of the Termination Notice Period.

                    All such payment made under this Section shall be paid as liquidated damages and not as a penalty. Accordingly, the Parties acknowledge and agree that the payments provided for in this Section 12.4(a) are fair and reasonable.

               (ii) Notwithstanding the foregoing, liquidated damages will not apply in the event that Customer replaces, (i.e. changes) Equipment models at an End User Site, and retains Equant as its Service provider for the replaced, (i.e. changed) Equipment at that End User Site.

     12.5 SURVIVAL.

          The obligations of the parties under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement.

     12.6 TERMINATION ASSISTANCE.

          At the request of Customer made upon reasonable written notice to Equant, following termination of this Agreement, in whole or in part, and for any reason except in the event of termination occurring in accordance with Articles 12.t(a) (Grounds for Termination -Payment Default), 12.1 (b) (Grounds for Termination - Breach of Contract),
          12.1 (d) (Grounds for Termination - Insolvency Event), 12.1 (e) (Grounds for Termination Corporate Dissolution or Liquidation) and 12.1(f) (Grounds for Termination - Convenience), Equant will: (i) continue to provide to Customer the Services for a period of up to one hundred eighty (180) calendar days, for the same Charges set forth in
          Exhibit 2 (Services List and Pricing), except that all provisions of
          Section 4.5 (Adjustment to Charges) shall apply; and (ii) cooperate with and assist Customer in conducting an orderly and efficient transition of the Services to Customer or any subsequent vendor(s). Additionally, at Customer's written request, Equant will negotiate in good faith to provide, at a mutually acceptable rate, any commercially reasonable transition services not described in Attachment A (Statement of Work) which may facilitate a smooth and orderly transition.

Article 13 - GENERAL

     13.1 NOTICES.

          (a) Except as otherwise specified in this Agreement, all notices, requests, consents, approvals and other communications required or permitted under this Agreement will be in writing and will be deemed given: (i) when delivered personally; or (ii) when sent by telecopy to the number specified below (with telecopier confirmation slip retained by the sender and followed by a copy sent by first class U.S. mail not later than the next Business
               Day); or (iii) one business day after being sent by U.S. express mail or by reputable overnight courier service, delivery charges prepaid, in each case, to the person, telecopy number and/or address specified below:

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

               IN THE CASE OF EQUANT:

               EQUANT INTEGRATION SERVICES, INC.
               45 Orville Drive
               Bohemia, New York 11716
               To the attention of: DIRECTOR, LEGAL AFFAIRS
               Telecopy Number: (516) 563-9112

               IN THE CASE OF CUSTOMER:

               CLARENT CORPORATION
               850 CHESAPEAKE DRIVE
               REDWOOD CITY, CALIFORNIA 95063

               To the attention of: Director, Worldwide Contracts
               Telecopy Number: (650) 367-9966

          (b) Either Party may from time to time change its contact person, address or telecopy number for notification purposes upon at least fifteen (15) Business Days' notice to the other Party of the new contact person, address or telecopy number.

          (c) A copy of any notice, request, consent, approval or other communication to an Assignee of either Party will be sent to the representative, telecopy number and/or address of such Party specified in such Section, in either case as changed from time to time in accordance therewith. Notices sent by telecopy (with telecopier confirmation slip retained by the sender) will be followed by a copy sent by first class mail. Notices may be by U.S. express mail or, within any country or by reputable overnight courier service and will be deemed given on the next business day.

     13.2 DISPUTES.

          (a)  NEGOTIATION.

               Any Party believing that a dispute, controversy or claim relating to this Agreement (a "DISPUTE") has arisen between the Parties will provide the other Party with a written statement of the nature of such Dispute.

               (i) Within three (3) Business Days of such notice being given, the Program Managers (or their designees) will meet and attempt to resolve the Dispute through negotiation. If the Program Managers are unable to resolve the Dispute within ten (10) Business Days of the commencement of negotiations, the Customer Program Manager will notify the Vice President, having responsibility for the Customer account and the Equant Program Manager will notify the Vice President, Strategic Business Unit, (such persons, the "SENIOR MANAGERS"), and each Program Manager will, not later than the twelfth (12th) day following commencement of negotiations, provide both Senior Managers with a written statement describing his or her respective position concerning the Dispute.

               (ii) Within five (5) Business Days of the date the last of such statements has been provided, the Senior Managers will meet and attempt to resolve the Dispute through negotiation. If the Senior Managers are unable to resolve the Dispute within ten (10) Business Days of the commencement of negotiations, either Party may, upon notice to the other Party, submit the Dispute to a court or jury, or to appeal to a higher court to commence litigation proceedings.

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     13.3 CHOICE OF LAW.

          This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

     13.4 JURISDICTION.

          In the event that any dispute between the Parties, the Parties hereby agree to the following:

          (a) Customer hereby irrevocably and unconditionally consents to commence any action, suit or proceedings arising out of or, relating to this Agreement, the matters referred to herein or the transactions contemplated hereby in the courts of the State of New York located within the Counties of Nassau or Suffolk and of the United States of America located in the Eastern District of the State of New York; and

          (b) Equant hereby irrevocably and unconditionally consents to commence any action, suit or proceedings arising out of or, relating to this Agreement, the matters referred to herein or the transactions contemplated hereby in the courts of the State of California located in the county of Santa Clara and of the United States of America located in the Northern District of the State of California.

          (c) The Parties also hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, the matters referred to herein or the transactions contemplated hereby in any court other than those specified above, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     13.5 CHANGE CONTROL.

          (a) Either Party may, from time to time, during the term of this Agreement, request in writing changes, adjustments or clarifications to the scope of Services being performed by Equant under any Statement of Work or in any Service Request, in accordance with the procedures set forth in this Section 13.5(a) (hereinafter "CHANGE CONTROL PROCEDURE"). The Parties shall confer to evaluate the impact that the requested changes will have on the resources used by Equant to perform the Services, on the ability of Equant to meet the performance specifications or other obligations with respect to Equant's performance of the Services, and on the Charges then payable by Customer. The Parties shall work together to evaluate all information exchanged in connection with the change request and revise their responsibilities and/or amounts paid by Customer to Equant. Equant shall have no obligation to implement the requested changes to the Services until these Change Control Procedures have been completed.

          (b) Customer is responsible to provide complete and accurate information (hereinafter "INFORMATION") to Equant, in order that Equant can properly review the necessary scope of work to determine the Charges (which have been fully described in this Statement of Work or in any Service Request). In the event that Equant reasonably determines during the Term that such Information is incomplete or inaccurate, and the Services described herein do not correctly reflect the Services being provided, or that the cost to provide the Services has increased, the Parties shall execute a change request, in accordance with the Change Control Procedures described in Section 13.5(a). Equant shall have no obligation to continue to provide the Services until such Change Control Procedures have been completed.

     13.6 ASSIGNMENT.

          This Agreement will be binding upon and will inure to the benefit of each Party hereto, its successors and assigns. Neither Party may assign this Agreement or any of its rights or obligations hereunder without the consent of the other Party and any such attempted assignment will be void; provided, however, that

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

            each Party, without the consent of the other Party, may assign this Agreement or any of its rights or obligations hereunder to one of its Affiliates, provided, further, that either Party may assign this Agreement or any of its rights or obligations hereunder without the consent of the other Party pursuant to a change of control transaction (including without limitation a merger, consolidation or other similar corporate transaction, stock sale or sale of substantially all assets), as long as such Party, if it survives such transaction, remains primarily liable for its obligations hereunder.

     13.7   NON-SOLICITATION.

            Neither Party will solicit, persuade or recruit to employ any of the other Party's employees during the period commencing on the date hereof and ending one (1) year after the termination date of this Agreement. This Section does not apply to Equant employees who respond to recruitment offering which are not specifically targeted at Equant employees.

     13.8   WAIVER.

            A failure or delay of any Party's exercise or partial exercise of any right or remedy it has under this Agreement will not operate to impair, limit, preclude, cancel, waive or otherwise affect such right or remedy. No waiver by any Party of any breach or covenant hereunder shall be construed to be a waiver of any succeeding breach or any other covenant.

     13.9   COUNTERPARTS.

            This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one single agreement between the Parties.

     13.10 HEADINGS. The article and section headings and the table of contents are for reference and convenience only and will not be considered in the interpretation of this Agreement.

     13.11  SEVERABILITY.

            If any provision of this Agreement is held to be invalid or unenforceable at law, then the Agreement will be deemed amended by revising such provision to make it valid and enforceable while preserving the Parties' original objective thereunder or, if such revision is not possible, by removing or limiting such provision to the extent invalid or unenforceable, and the remaining provisions of the Agreement will not be affected thereby and will be valid and enforceable to the extent permitted by law.

     13.12  ENTIRE AGREEMENT.

            This Agreement shall incorporate the typed or written provisions on Customer's orders issued pursuant to this Agreement and shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and the order(s) and shall not be modified or rescinded, except by a writing signed by Equant and Customer. Printed provisions on the reverse side of Customer's orders (except as specified otherwise in this Agreement) and all provisions on Equant's forms shall be deemed deleted. Estimates or forecasts furnished by Customer shall not constitute commitments. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written communications and understandings of the parties with respect to the subject matter of this Agreement.

     13.13  INDEPENDENT CONTRACTOR; SUBCONTRACTORS.

            (a) The performance by Equant of its duties and obligations under this Agreement will be that of an independent contractor and nothing contained in this Agreement, will create or imply an agency relationship between Equant on the one hand, and Customer, on the other hand, nor will this Agreement be deemed to constitute a joint venture or partnership between Equant, on the one hand, and Customer on the other hand. Equant agrees and represents that it is an independent contractor and its personnel are not agents or employees of Customer for federal tax purposes and are not entitled to any employee benefits therefrom. Equant and Customer each assume

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

                 sole and full responsibility for the acts of their respective personnel, Affiliates and, in the case of Equant, subcontractors, and Equant and Customer and their respective personnel have no authority to make commitments or enter into contracts on behalf of, bind or otherwise obligate the other Party in any manner whatsoever.

            (b) Equant may provide all or part of the Services through its Affiliates or through subcontractors. No use of Affiliates or subcontractors by Equant will relieve Equant of any of its obligations or responsibilities under this Agreement. Equant will be responsible for all payments to its Affiliates and subcontractors.

     13.14  THIRD PARTY BENEFICIARIES.

            Each Party intends that this Agreement will not benefit, or create any right or cause of action in or on behalf of, any person or entity other than Equant or Customer.

     13.15  CONSENTS, APPROVALS AND REQUESTS.

            Unless otherwise specified in this Agreement, all consents and approvals, acceptances or similar actions to be given by either Party under this Agreement shall not be unreasonably withheld or delayed and each Party shall make only reasonable requests under this Agreement.

     13.16  GOOD FAITH AND FAIR DEALING.

            In performance of its obligations under this Agreement, each Party will act fairly, reasonably, timely and in good faith.

     13.17  COVENANT OF FURTHER ASSURANCES.

            Equant and Customer covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of Equant and Customer will execute and deliver any further legal instruments which are or may become reasonably necessary to effectuate the purposes of this Agreement.

     13.18  PUBLICITY.

            (a) Each Party will (i) submit to the other all advertising, written sales promotions, press releases and other publicity matters relating to this Agreement in which the other Party's name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied and (ii) not publish or use such advertising, sales promotions, press releases or publicity matters without the other Party's consent.

            (b) Equant shall not, without Customer's prior written consent, engage in publicity related to this Agreement, or make public use of any Identification in any circumstances related to this Agreement. "Identification" means any semblance of any trade name, trademark, service mark, insignia, symbol, logo, or any other designation or drawing of Customer or its Affiliates. Equant shall remove or obliterate any Identification prior to any use or disposition of any material rejected or not purchased by Customer.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement this 30/th/ day of December, 1998.


EQUANT INTEGRATION SERVICES, INC.            CLARENT CORPORATION

By:  /s/ Richard H. Blaustein                By:  /s/  Ilene Harding
   ---------------------------------            --------------------------------

Printed Name:  Richard H. Blaustein          Printed Name: Ilene Harding
Title:         CEO, North America            Title:        Director, World Wide
                                                            Contracts

Date:_______________________________         Date:______________________________

                                 ATTACHMENT A

                               STATEMENT OF WORK

                                   EXHIBIT 1
                         EQUANT NORMAL BUSINESS HOURS

                                                               SERVICE CENTER         DAYS         STANDARD BUSINESS HOURS
                         Argentina                             Buenos Aries           M-F          0900-1800
                                                               Buenos Aries           M~F          0900-1800
                                                               La Plata               M-F          0900-1800
                                                               Mar del Plata          M-F          0900-1800
                                                               Mendoza                M-F          0900-1800
                                                               Rosario                M-F          0900-1800
                                                               Cordoba                M-F          0900-1800
                         -----------------------------------------------------------------------------------
                         Australia                             Adelaide               M-F          0900-1700
                                                               Brisbane               M-F          0900-1700
                                                               Melbourne              M-F          0900-1700
                                                               Perth                  M-F          0900-1700
                                                               Sydney                 M-F          0900-1700
                         -----------------------------------------------------------------------------------
                         Austria                               Vienna                 M-TH         0830-1700
                                                                                      FRI          0830-1430
                         -----------------------------------------------------------------------------------
                         Belgium                               Brussels               M-F          0830-1730
                         -----------------------------------------------------------------------------------
                         Brazil                                Belem                  M-F          1830-1200   1400-1730
                                                               Belo Horizonte M       M-F          1830-1200   1400-1730
                                                               Brasilla DF            M-F          1830-1200   1400-1730
                                                               Campinas               M-F          1830-1200   1400-1730
                                                               Curtiba                M-F          1830-1200   1400-1730
                                                               Florionapolis          M-F          1830-1200   1400-1730
                                                               Fortaleza              M-F          1830-1200   1400-1730
                                                               Manaua                 M-F          1830-1200   1400-1730
                                                               Puerto Allegra         M-F          1830-1200   1400-1730
                                                               Recife                 M-F          1830-1200   1400-1730
                                                               Rio de Janiero         M-F          1830-1200   1400-1730
                                                               Salavador              M-F          1830-1200   1400-1730
                                                               Sao Paolo              M-F          1830-1200   1400-1730
                         -----------------------------------------------------------------------------------------------
                         Canada                                Montreal               M-F          1900-1700
                                                               Toronto                M-F          1900-1700
                                                               Vancouver              M-F          1900-1700
                         -----------------------------------------------------------------------------------------------
                         Chile                                 Concepcion             M-F          0900-1800
                                                               Inuique                M-F          0900-1800
                                                               Punta Arenas           M-F          0900-1800
                                                               Santiago               M-F          0900-1800
                                                               Temuco                 M-F          0900-1800
                         -----------------------------------------------------------------------------------------------
                         China                                 Beijing                M-F          0800-1200   1300-1700
                                                               Shanghai               M-F          0800-1200   1300-1700
                         -----------------------------------------------------------------------------------------------
                         Denmark                               Copenhagen             M-F         08300-1530
                         -----------------------------------------------------------------------------------------------
                         Egyptian Arab Republic                Cairo                  M-F          0800-1530
                         -----------------------------------------------------------------------------------
                         Finland                               Helsinki               M-F          0800-1600
                         -----------------------------------------------------------------------------------
                         France                                Coubevoie              M-F          0830-1730
                                                               Lyon                   M-F          0830-1730
                                                               Marseille              M-F          0830-1730
                                                               Nice                   M-F          0830-1730
                                                               Orly Airport           M-F          0830-1730
                                                               Strasbourg             M-F          0830-1730
                                                               Toulouse               M-F          0830-1730
                         -----------------------------------------------------------------------------------
                         Germany                               Berlin                 M-F          1830-1730
                                                               Bremen                 M-F          1830-1730
                                                               Dusseldorf             M-F          1830-1730
                                                               Frankfurt              M-F          1830-1730
                                                               Hamburg                M-F          1830-1730
                                                               Munich                 M-F          1830-1730
                                                               Stuttgart              M-F          1830-1730
                         -----------------------------------------------------------------------------------
                         Greece                                Athens (Town)          M-F          0800-1700
                                                               Thessaloniki           M-F          0800-1700
                         -----------------------------------------------------------------------------------
                         Hong Kong                             Hong Kong              M-F          0845-1730
                         -----------------------------------------------------------------------------------
                         Indonesia                             Jakarta                M-F          0830-1700
                         -----------------------------------------------------------------------------------
                         Ireland                               Dublin                 M-F          0830-1700
                                                               Shannon                M-F          0830-1700
                         -----------------------------------------------------------------------------------
                         Italy                                 Milan                  M-F          0830-1730
                                                               Rome                   M-F          0830-1730
                         -----------------------------------------------------------------------------------
                         Ivory Coast                           Abidjan                M-F          0800-1200   1445-1800
                         -----------------------------------------------------------------------------------------------
                         Japan                                 Nagoya                 M-F          0900-1730
                                                               Osaka                  M-F          0900-1730
                                                               Tokyo                  M-F          0900-1730
                         -----------------------------------------------------------------------------------
                         Lebanon                               Beirut                 M-F          0730-1530
                         Malaysia                              Kuala Lumpur           M-F          0900-1700
                         -----------------------------------------------------------------------------------
                         Mexico                                Aguas Callentes        M-F          0900-1900

                                                               SERVICE CENTER         DAYS         STANDARD BUSINESS HOURS
                                                               Cancun                 M-F          0900-1900
                                                               Chicauhua              M-F          0900-1900
                                                               Cuernavaca             M-F          0900-1900
                                                               Cuidad Juarez          M-F          0900-1900
                                                               Guadalajara            M-F          0900-1900
                                                               Hermosillo             M-F          0900-1900
                                                               Leon/Guanjuato         M-F          0900-1900
                                                               Merida                 M-F          0900-1900
                                                               Mexico City            M-F          0900-1900
                                                               Monterrey              M-F          0900-1900
                                                               Puebla                 M-F          0900-1900
                                                               Queretaro              M-F          0900-1900
                                                               Veracruz               M-F          0900-1900
                         -----------------------------------------------------------------------------------
                         Netherlands                           Amsterdam              M-F          0900-1700
                         -----------------------------------------------------------------------------------
                         New Zealand                           Auckland               M-F          0900-1700
                                                               Christchurch           M-F          0900-1701
                                                               Wellington             M-F          0900-1702
                         -----------------------------------------------------------------------------------
                         Norway                                Oslo                   M-F          0830-1630
                         -----------------------------------------------------------------------------------
                         Portugal                              Lisbon                 M-F          0900-1300   1430-1800
                                                               Porto                  M-F          0900-1300   1430-1800
                         -----------------------------------------------------------------------------------------------
                         Russia                                Leningrad              M-F          0900-1800
                                                               Moscow                 M-F          0900-1800
                         -----------------------------------------------------------------------------------
                         Saudi Arabia                          Dhahran                Sat-         0830-1330   1600-1900
                                                                                      Wed.
                                                                                      Thur.
                                                               Jeddah                 Sat-         0830-1330   1600-1900
                                                                                      Wed.
                                                                                      Thur.        0830-1330
                                                               Riyadh                 Thur.        0830-1300
                         -----------------------------------------------------------------------------------------------
                         Senegal                               Dakar                  M-F          0830-1800
                         -----------------------------------------------------------------------------------
                         Singapore                             Singapore              M-F          0830-1730
                         -----------------------------------------------------------------------------------
                         South Africa                          Capetown               M-F          0800-1700
                                                               Durban                 M-F          0800-1700
                                                               Johannesburg           M-F          0800-1700
                         -----------------------------------------------------------------------------------
                         South Korea                           Seoul                  M-F          0900-1800
                         -----------------------------------------------------------------------------------
                         Spain                                 Barcelona              M-F          0900-1400   1500-1800
                                                               Las Palmas             M-F          0900-1400   1500-1800
                                                               Madrid                 M-F          0900-1400   1500-1800
                                                               Palma de Mallorca      M-F          0900-1800
                                                               Malaga                 M-F          0900-1800
                                                               Valencia               M-F          0900-1800
                                                               Alicante               M-F          0900-1800
                                                               Bibao                  M-F          0900-1800
                                                               Tenerife               M-F          0900-1800
                         -----------------------------------------------------------------------------------------------
                         Switzerland                           Geneva                 M-F          0800-1700
                                                               Zurich                 M-F          0800-1700
                         -----------------------------------------------------------------------------------
                         Syrian Arab Republic                  Damascus               Sat-         0830-1330   1730-1930
                                                                                      Thur.
                         -----------------------------------------------------------------------------------------------
                         Taiwan                                Taipai                 M-F          0900-1730
                         -----------------------------------------------------------------------------------
                         Thailand                              Bangkok                M-F          0830-1700
                         -----------------------------------------------------------------------------------
                         United Kingdom                        Birmingham             M-F          0900-1730
                                                               Edinburgh              M-F          0900-1730
                                                               London (Gatwick)       M-F          0900-1730
                                                               London (Heathrow)      M-F          0900-1730
                                                               Maidenhead             M-F          0900-1730
                                                               Manchester             M-F          0900-1730
                                                               Stanstead              M-F          0900-1730
                         -----------------------------------------------------------------------------------
                         USA                                   Atlanta                M-F          090041700
                                                               Boston                 M-F          0900-1700
                                                               Chicago                M-F          0900-1700
                                                               New York               M-F          0900-1700
                                                               JFK Airport            M-F          0900-1700
                                                               Miami                  M-F          0900-1700
                                                               Newark                 M-F          0900-1700
                                                               Philadelphia           M-F          0900-1700
                                                               Pittsburgh             M-F          0900-1700
                                                               Tampa                  M-F          0900-1700
                                                               Washington DC          M-F          0900-1700
                                                               Los Angeles            M-F          0900-1700
                                                               San Francisco          M-F          0900-1700
                                                               Houston                M-F          0900-1700
                                                               Seattle                M-F          0900-1700

                                                               SERVICE CENTER         DAYS         STANDARD BUSINESS HOURS
                                                               Honolulu               M-F          0900-1700
                         Venezuela                             Caracas                M-F          0800-1200   1400-1800
                         -----------------------------------------------------------------------------------
                                                               La Guaria              M-F          0800-1200   1400-1800
                                                               Maracaibo              M-F          0800-1200   1400-1800
                                                               Puerto La Cruz         M-F          0800-1200   1400-1800
                         -----------------------------------------------------------------------------------------------
                         Vietnam                               Hanoi City             M-F          0700-1700
                                                               Ho Chi Minh City       M-F          0700-1700
                         -----------------------------------------------------------------------------------

                                   EXHIBIT 2

                SERVICE REQUEST PROCESS AND SPECIAL BID PROCESS

                            [DIAGRAM APPEARS HERE]

                            [DIAGRAM APPEARS HERE]

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                               STATEMENT OF WORK

                                    BETWEEN

                       EQUANT INTEGRATION SERVICES, INC.

                                      AND

                              CLARENT CORPORATION

                        EQUANT CONTRACT NUMBER TM-3651

                           DATED:  DECEMBER 29, 1998

                               TABLE OF CONTENTS

                                                                                                         Page
Section 1.-  Definitions.............................................................................     1

Section 2.-  Term....................................................................................     2

Section 3.-  Commencement of Maintenance.............................................................     2

     3.1  Program Management.........................................................................     2
     3.2  Transition of Maintenance Services.........................................................     2
     3.3  Existing Equipment.........................................................................     2
     3.4  Certification of Existing Equipment........................................................     2
     3.5  Additional Equipment.......................................................................     3
     3.6  Lead Time for New Equipment Types..........................................................     3
     3.7  Training...................................................................................     3
     3.8  Certain Deliverables.......................................................................     3

Section 4.-  Site Surveys............................................................................     3

     4.1  Existing End User Sites....................................................................     3
          4.1.1  Equant Responsibilities.............................................................     3
          4.1.2  Clarent Responsibilities............................................................     4

     4.2  New End User Sites.........................................................................     4
          4.2.1  Equant Responsibilities.............................................................     5

     4.3  Charges for Site Surveys...................................................................     6

Section 5.-  Site Preparation........................................................................     6

Section 6.-  Maintenance Services....................................................................     6

     6.1  Clarent Responsibilities...................................................................     6

     6.2  Equant Responsibilities....................................................................     7
          6.2.1  Hours of Coverage...................................................................     7
          6.2.2  On-Site Maintenance Services........................................................     7
          6.2.3  Levels of Coverage..................................................................     7
          6.2.4  Maintenance Service Closure Procedures..............................................     8
          6.2.5  Preventive Maintenance..............................................................     8
          6.2.6  Spares..............................................................................     8

PAGE i

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                         Page
          6.2.7  Exclusions to Maintenance Services..................................................     9

Section 7 -  Installations, Moves, Adds, Changes, Deletions and Equipment
Upgrades ("IMACs")...................................................................................    11

     7.1  IMAC General Provision.....................................................................    11
          7.1.1  Scheduling..........................................................................    11
          7.1.2  Site Preparation....................................................................    11
          7.1.3  IMAC Rescheduling...................................................................    12
          7.1.4  Charges for IMACs...................................................................    12

     7.2  Installation...............................................................................    12
          7.2.1  Equant Responsibilities.............................................................    12
          7.2.2  Clarent Responsibilities............................................................    13

     7.3  Installation of Additional Equipment and/or Components at an Existing End User Site........    13

     7.4   Deinstallation of a Whole End User Site, or Equipment and/or Components from a End
           User Site.................................................................................    13
           7.4.1  Clarent Responsibilities...........................................................    13
           7.4.2  Equant Responsibilities............................................................    14

     7.5  Movement of Equipment within an End User Site..............................................    14

     7.6  Movement of Equipment between Sites........................................................    15

     7.7  Modifications and Upgrades of Equipment....................................................    15

Section 8.-  Technical Support.......................................................................    15

     8.1  Hardware Technical Support.................................................................    15
     8.2  Escalation Provisions......................................................................    15

Section 9.-  Reporting...............................................................................    15

Section 10-  Operational Project Reviews.............................................................    16

Section 11.- Service Levels and Performance..........................................................    16

     11.1  Response Times and Time To Repair.........................................................    16
     11.2  Exceptions to Performance Standard Measurements...........................................    16

PAGE ii

                               STATEMENT OF WORK

During the term of this Statement of Work, between Equant Integration Services, Inc. ("Equant") and Clarent Corporation ("Clarent"), Clarent hereby designates Equant as an Authorized Clarent Service Provider for all Equipment, as identified in Exhibit 1, and as may be amended from time to time.

SECTION 1. - DEFINITIONS

All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

         COMPONENT                 means a part, module or portion of any whole
                                   unit of Equipment, including without
                                   limitation, cards, drives and subassemblies.

         CNCC means the CLARENT NETWORK CONTROL CENTER as described in Exhibit 3.

         GSC means Equant's regional Global SUPPORT CENTER, located in London, and planned for New York and Singapore, as described in
                                   Exhibit 3.

         FAULT means a fault, failure or malfunction in the operational status of the Equipment.

         FAULT CALL                means the notification made by the End User
                                   to the GSC to report the non-operability of the Equipment, and the associated request for Maintenance Services.

         EQUIPMENT                 means a whole unit or item of hardware
                                   installed at the End User Sites for which Equant is providing the Services. Equipment is comprised of various Components.

         PROGRAM MANAGER           means the personnel designated by each Party
                                   to oversee the implementation and delivery of the Services described herein.

         PROPER OPERATIONAL
         CONDITION                 means the operational status as set forth by
                                   the Manufacturer and/or Supplier, or as
                                   mutually agreed by the Parties and shall include the ability of any item of Equipment to run the specified operating system software, but not any applications existing on the Equipment.

         RESPONSE TIME             means the amount of time which elapses
                                   between the placement of a Fault Call and the arrival of a technician at the End User Site.

         REPAIR TIME               means the amount of time which elapses
                                   between the arrival of the technician at the End User Site and the restoration of the Equipment to Proper Operational Condition.

         SOFTWARE means any licensed software provided by Clarent or by the End User, which is installed on the Equipment, including any changes, revisions, modifications, updates, correction releases or enhancements thereto, and including all related documentation and any physical medium on which it is provided.

         SPARES means the whole units, or modules, or components of the Equipment used to replace or repair Equipment that is not in Proper Operational Condition.

SECTION 2. - TERM

           The term of this Statement of Work shall commence on January 1, 1999 and continue for a period of five (5) years, concluding on December 31, 2003, (the "Statement of Work Initial Term"). Provided, however, that should the Agreement terminate prior to the termination date of this Statement of Work, this Statement of Work shall terminate contemporaneously with the Agreement. Following the expiration of the Statement of Work Initial Term, the Statement of Work shall continue on a month to month basis until all terms of renewal are mutually agreed upon, unless either Party forwards ninety (90) days prior written notice of termination to the other Party. Thereafter, this Statement of Work shall renew for successive one (1) year periods (the "Statement of Work Extended Terms") unless terminated by either Party by sending written notice of termination to the other Party at least ninety (90) days prior to the expiration of the Initial Term or any Extended Term (together referred to as the "Statement of Work Term", and the last date of the Term shall be referred to as the "Normal Expiration Date") or pursuant to Article 12 of the Agreement, except that any provisions identified elsewhere in the Agreement as surviving termination shall continue in effect.

SECTION 3. - COMMENCEMENT OF MAINTENANCE

       3.1     PROGRAM MANAGEMENT

               Upon execution of this Statement of Work, each Party shall appoint a Program Manager who has the responsibility to oversee the implementation and delivery of the Services. Such personnel shall have the appropriate authority to commit resources within their respective organizations necessary for the delivery of the Services.

       3.2     TRANSITION OF MAINTENANCE SERVICES

               Within thirty (30) calendar days from the date of execution of this Statement of Work, the Parties shall mutually agree to a plan for the commencement of Maintenance Services by Equant for all existing Clarent Equipment installed at the End User Sites designated by Clarent (hereinafter, the "Transition Plan"), a copy of which shall be attached to this Statement of Work as
               Exhibit 6).

       3.3     EXISTING EQUIPMENT

               Within ten (10) Business Days from the date of execution of this Statement of Work, Clarent shall provide to Equant, in electronic format, a complete database of Clarent Equipment by location and by type, which shall be attached as Exhibit 1, including, model number, type, serial number (where available), and location (full address, including ZIP/postal code). A contact name, and phone number will be provided for each Clarent End User Site. Clarent states that to the best of its knowledge, the Equipment listed in
               Exhibit 1 has been continuously maintained and is in Proper Operational Condition at the time of execution of this Statement of Work. Clarent shall make available, wherever possible, all maintenance records relating to the Equipment.

       3.4     CERTIFICATION OF EXISTING EQUIPMENT

               If Equant agrees to commence Maintenance Services based solely on the listing provided by Clarent for any given End User Site, and at the initial Maintenance Service call it is determined by both Parties that the Fault is due to a lack of on-going maintenance, Clarent agrees that such Services will be invoiced by Equant for materials, and labor at the rates stated in Exhibit 2.

       3.5     ADDITIONAL EQUIPMENT

               Equant will be responsible to commence Maintenance Services upon completion of installation of any Clarent Equipment which is not listed in Exhibit 1.

       3.6     LEAD TIME FOR NEW EQUIPMENT TYPES

               The Parties recognize that in order for Equant to provide the Services, Equant needs sufficient time to deploy the necessary Clarent-provided Spares (as further described in Section 6.2.6) to the country where the Services are requested. In all cases where Equant is requested to provide Services for Equipment types which are not currently maintained in the country where the Services are requested, Clarent shall consign all necessary Spares (in accordance with Section 6.2.6 below) and Equant shall be given a reasonable lead time to deploy the necessary Spares in that country.

       3.7     TRAINING

               At least ten (10) business days prior to the scheduled date for the commencement of Maintenance Services, Clarent will provide, at no cost to Equant, all necessary training required by Equant for the performance of its responsibilities as set forth in this Statement of Work. Thereafter, Equant shall be responsible for the training of all its technical service personnel (hereinafter "Equant Technicians"), including subcontractor technical service personnel, to provide an adequate level of service as defined in this Statement of Work. A training schedule shall be included as part of the Transition Plan.

       3.8     CERTAIN DELIVERABLES

               Certain deliverables to be provided by Equant, Clarent, or jointly, pursuant to this Statement of Work are set forth in
               Exhibit 4.

SECTION 4. - SITE SURVEYS

       4.1     EXISTING END USER SITES

               Prior to commencement of Services at any End User Site, as set forth in Exhibit 1, the Parties' respective Program Managers will review the list of Clarent Equipment for each End User Site. If deemed necessary by both Program Managers, Equant, in coordination with Clarent, shall conduct a site survey as described below.

               Accompanied by a Clarent representative, Equant shall perform a site survey to gather appropriate information in order to determine if the Equipment is in Proper Operational Condition and can be accepted by Equant for the commencement of Services. Equant shall take all necessary precautions during the site survey to ensure that the operation of the Equipment is uninterrupted.

               4.1.1     EQUANT RESPONSIBILITIES

                         Provided a local contact is available to accompany Equant, Equant shall perform a site survey for the specific End User Site. Unless otherwise agreed to between the Parties, Equant shall perform site surveys during normal business hours. In the event that a site survey cannot be completed during Business Hours due to the complexity of the site survey requirements or difficulty in gaining access to the End User Site, the Equant Technician shall return on the next Business Day to complete the site survey. By special request of Clarent, Equant may be required to perform site surveys at times other than Business Hours or on non-Business Days.

                         Items in the site survey form to be documented by Equant shall include:

                         . Contents and arrangement of Equipment cabinets (as applicable);

                         . AC power for Equipment and uninterruptable power supply system (as appropriate) requirements;

                         . An inventory of existing Equipment in the Equipment cabinets;

                         .    Location of Equipment cabinets;

                         . Inspection and report on the physical condition of the in-house cabling and the connections up to the demarcation points as best can be determined from visual inspection;

                         . Cable routes and measurements as best can be determined from visual inspection;

                         . Environmental conditions (e.g. heat, ventilation, air conditioning, humidity) as best can be determined from visual inspection.

               4.1.2     CLARENT RESPONSIBILITIES

                         Clarent shall provide Equant the following information for each End User Site to enable Equant to perform the site survey:

                         .    End User Site location and address;

                         . Local End User contact and phone number, as well as name and telephone of alternate contact at site (if available);

                         . Potential electrical interference problems, but not to include measurements with power monitoring equipment;

                         .    Access hours for site availability;

                         . List (types and quantities) of Equipment to be installed at the End User Site;

                         . Any technical data, including without limitation, configurations, schematics and diagrams, which are available prior to the site survey;

                         . Provide all diagnostic and testing software necessary to perform Maintenance Services.

          4.2  NEW END USER SITES

               Prior to commencement of Services at a new End User Site, as requested in a Service Request, Equant reserves the right to conduct a site survey in order to determine the requirements for the installation of the Equipment at that End User Site.

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          4.2.1     EQUANT RESPONSIBILITIES

                    Provided a local contact is available to accompany Equant, Equant shall perform a site survey for the specific End User Site. Unless otherwise agreed to between the Parties, Equant shall perform site surveys during normal business hours. In the event that a site survey cannot be completed during Business Hours due to the complexity of the site survey requirements or difficulty in gaining access to the End User Site, the Equant Technician shall return on the next Business Day to complete the site survey. By special request of Clarent, Equant may be required to perform site surveys at times other than Business Hours or on non-Business Days.

                    Items in the site survey form to be documented by the Equant shall include:

                    . Contents and arrangement of equipment cabinets (as applicable);

                    . AC power for Equipment and uninterruptable power supply system (as appropriate) requirements;

                    . Potential electrical interference problems, but not to include measurements with power monitoring equipment;

                    . Construction and infrastructure needs as best can be determined from visual inspection;

                    .    Approximate cable measurements;

                    . If applicable, an inventory of existing equipment in the equipment cabinets;

                    .    Location of equipment cabinets;

                    . Distance between the equipment cabinets and demarcation points at the circuit termination block(s);

                    . Environmental conditions (e.g. heat, ventilation, air conditioning, humidity) as best can be determined from visual inspection;

                    . Labeling of cabinet locations and circuit demarcations for installers;

                    .    Other tasks, as may be required.

                    All other relevant information affecting the delivery, installation, and operation of the Equipment shall be detailed in the Site Survey Form completed by Equant. In the event Equant does not provide the site survey services, Clarent shall provide Equant with a copy of all relevant site documentation for Equant's records. Equant reserves the right to delay commencement of Maintenance Services until Equant has reviewed the results of any site surveys that Equant did not perform.

          4.2.2     END USER RESPONSIBILITIES

                    . Clarent shall provide Equant with the following information for each End User Site to enable Equant to perform the site survey:

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                    .    End User Site location and address;

                    . Local End User contact and phone number, as well as name and telephone of alternate contact at site (if available);

                    .    Access hours for site availability;

                    . List (types and quantities) of Equipment to be installed at the End User Site;

                    . Any technical data, including without limitation, configurations, schematics and diagrams, which are available prior to the site survey.

     4.3       CHARGES FOR SITE SURVEYS

               Unless otherwise agreed to between the Parties, the charges for site surveys are set forth in Table 2.2 (Hourly Labor Rates) of
               Exhibit 2 (Services List and Pricing). Site surveys performed during Business Hours shall be charged at the Business Hour hourly labor rate, and site surveys performed outside of Business Hours, or on non-Business Days shall be charged at the non-Business Hour hourly labor rate.

SECTION 5. - SITE PREPARATION

     If as a result of a site survey, any further site preparation requirements are needed, Clarent shall ensure that all such requirements are completed prior to Equant providing any further Services. If End User fails to ensure that all required site preparations are completed, Equant is relieved of its responsibilities at that End User Site until such time as End User proper and full preparations have been completed.

SECTION 6. MAINTENANCE SERVICES

     Maintenance Services provided by Equant shall consist of restoring the Components and the Equipment to Proper Operational Condition in the event of a Fault, based on Fault localization provided by the CNCC and by Equant, using diagnostic aids and test equipment as necessary. Failure or malfunction of the Components or Equipment shall be corrected by adjustment or by replacement of cards, modules, sub-assemblies or defective parts.

     6.1       CLARENT RESPONSIBILITIES

               Upon determination of a Fault, the End User shall contact the GSC. The GSC shall gather the necessary information regarding the End User (including contact information), and the nature of the Fault. This information shall be provided to the CNCC, which shall be responsible to perform all first level diagnostics and remote troubleshooting ("Diagnostics"). Such Diagnostics shall consist of:

               . Determination of the Fault at the Component level, whenever possible; and

               .    Elimination of all software-related faults.

               Upon completion of such Diagnostics, the CNCC shall promptly advise the GSC that if the Fault is hardware related, and request dispatch of an Equant Technician to the End User Site in accordance with the Fault reporting procedures ("Fault Reporting Procedure") mutually agreed to between Clarent and Equant. The Fault Reporting Procedure shall be jointly developed between the Clarent Program Manager and the Equant Program Manager within fifteen (15) Business Days from the date of execution of this Statement of Work. All Fault Calls shall contain the following information:

                    .    Ticket Number/Clarent Service Request Number;

                    . End User Site Address, contact and phone number and identification code;.

                    .    Equipment and/or Component;

                    .    Nature of the Fault;

                    .    Local time at effected End User Site;

                    .    Hours of Access;

                    .    Prioritization of Dispatch (immediate or deferred).

     6.2       EQUANT RESPONSIBILITIES

               6.2.1     HOURS OF COVERAGE

                         Hours of coverage is defined as Equant being on-call for on-site Maintenance Services as set forth in
                         Exhibit 4.

               6.2.2     ON-SITE MAINTENANCE SERVICES

                         Equant shall provide Maintenance Services for the Equipment in accordance with the procedures set forth in Section 3. The appropriate contact number at the CNCC shall be provided to Equant prior to commencement of Services. This number may be changed by Clarent from time to time upon timely prior written notice to Equant.

                         On-site Maintenance Services shall consist of:

                         . Arrival of an Equant technician with necessary Spares at the End User Sites within the Response Times as set forth in Exhibit;

                         .    Replacement of defective Components and/or
                              Equipment;

                         . Operate diagnostics on PC System Boards, Communications Boards, and peripherals.

               6.2.3     LEVELS OF COVERAGE

                         Equant shall provide on-site Maintenance Services for the following level of coverage:

                         . Response times as set forth in Exhibit 1, during the hours of coverage;

                         . Equant shall provide Maintenance Services labor for Equipment covered under this Agreement.

               6.2.4     MAINTENANCE SERVICE CLOSURE PROCEDURES

                         Upon completion of service action and prior to leaving the End User Site, Equant will contact the CNCC to initiate call closure. Equant shall provide the following information to the CNCC:

                         .    Site location;

                         .    Ticket number/Clarent number;

                         .    End User contact name;

                         .    Time of repair;

                         .    Exact repair solution;

                         .    Equant engineer's name;

                         .    Status of Equipment;

                         .    Serial numbers of any replaced Equipment.

               6.2.5     PREVENTIVE MAINTENANCE

                         Equant shall provide preventive maintenance in conjunction with Service calls as recommended by the hardware manufacturer, and as mutually agreed to between the Parties as specified by the Manufacturer and/or Supplier in conjunction with on-site Maintenance Services. If additional preventive maintenance services are requested, Equant will provide such services at a mutually agreed upon rate. Any Maintenance Services which may be required as a result of the information acquired during the performance of preventive maintenance will be scheduled in coordination with the CNCC.

               6.2.6     SPARES

                         In accordance with local laws and regulations, Clarent shall consign a quantity of Spares to Equant, in order to enable Equant to provide the Services, subject to advance notice and approval by Clarent. At least sixty
                         (60) days prior to the commencement of Services, the Parties shall mutually agree to a Spares consignment plan which will be attached hereto as Exhibit 5.

                         (a) Equant shall have the following responsibilities for all consigned Spares:

                              .    Equant will be responsible for the
                                   warehousing, safekeeping, and deployment of such Spares for all End User Sites in the countries defined in Exhibit 1 or such other countries as the Parties may agree upon.

                              . Upon termination of the relationship between the Parties, all such Spares will be returned, at Clarent's expense, to Clarent's main office, or will be shipped, at Clarent's expense, to a Clarent designated location.

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

                         (b) Clarent shall have the following responsibilities for any Spares that are consigned:

                              . Clarent will be responsible for the cost and the quality of repair of all Spares.

                              . Clarent will be responsible for, and bear the costs of all direct expenses for shipment of such consigned Spares, including but not limited to, freight, customs and duties. If any of these expenses are paid by Equant, Equant shall invoice Clarent for these charges, in accordance with Section 4.1 of the Agreement.

                         (c) In any country that Clarent is legally unable to consign Spares, and provided that Equant may legally do so, Equant shall purchase and deploy the necessary Spares, and shall re-invoice Clarent for the costs thereof. Such purchased Spares shall be used solely for Clarent's End Users in that particular country. Prior to termination of the relationship between the Parties, Clarent and Equant shall come to a mutually agreement as to the disposition of any Equant-purchased Spares.

                         (d) Equant agrees not to re-deploy any Spares provided under this Section 6.2.6 from the original consigned location unless agreed to in writing between the Parties.

                         (e) Clarent reserves the right to request that a Clarent representative visit the Spares depots to confirm that the Spares are in place and available for use. Such visits shall be referred to as a "Spares Audit."

                              Clarent will advise the Equant Program Manager of all requests for a Spares Audit. The Equant Program Manager will schedule all Spares Audits with the Spares depot during local Business Hours, and in accordance with the following notification provisions:

                              . All Spares Audits at depots will be scheduled no less than ten (10) business days in advance, for a date and time mutually acceptable to the Parties;

                              . The total number of Spares Audits at any Spares depot shall not exceed more than one
                                   (1) per twelve (12) month period.

               6.2.7     EXCLUSIONS TO MAINTENANCE SERVICES

                         Equant's obligation to provide Maintenance Services described herein applies only to the maintenance necessitated by reasonable wear and use of Equipment by the End User, provided, however, the Parties shall agree in the Transition Plan or other applicable document, the extent to which Equant's responsibilities apply to Equipment covered under Clarent's warranty, including additional charges, if any.

                         (a) Equant shall be under no obligation to furnish Maintenance Services and Equant not be responsible for any damages to Clarent or its End User for the loss of the use of the Equipment caused by:

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

               (1) the partial or total loss of the use of the Equipment occasioned by temperature or electrical current fluctuation, fire flood, riots, warfare or any other casualty or loss;

               (2) repair of any Equipment, which by reason of age or extreme or abusive use has become so debilitated as to be beyond reasonable repair;

               (3) any such Services necessitated by improper, erroneous, or incorrect adjustments, repairs or other services being performed on the Equipment by any third parties not approved in writing by Equant;


               (4)  virus related damage; and/or

               (5) the inability of the Equipment and/or Software to properly process date and change of date information.

               Interventions and repairs rendered necessary by the causes set forth above may be performed by Equant at Clarent's request at the hourly labor rates set forth in Exhibit 2.

          (b)  Maintenance Services hereunder do not include:

               .    the provision of operating suppliers or accessories;

               .    paint or other refinished materials or labor;

               .    electrical work external to the Equipment;

               . replacement of magnetic media such as disc packs or magnetic tape;

               . provisions of consumables, including without limitation, ribbons, toner, cartridges and laser printer drum assemblies; correction of software databases, and/or programming errors, or any errors or damages caused by or arising out of input or in the performance of the Services;

               . correction of any instabilities in the operation of the Equipment which are caused by or related to hardware, software, firmware or system failure, or caused by or related to the inability of the hardware, software or firmware to process change of date information.

          (c) Equant is not responsible for any instabilities in the operation of the Equipment which are caused by, or related to (i) the use of certain software, including Clarent's or End Users proprietary software, and (ii) combinations of hardware and software.

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

SECTION 7. INSTALLATIONS, MOVES, ADDS, CHANGES, DELETIONS AND EQUIPMENT UPGRADES
           ("IMACS")

     7.1       IMAC GENERAL PROVISION

               7.1.1     SCHEDULING

                         Provided Equant has received the Service Request for an IMAC at least fifteen (15) Business Days prior to the date such IMAC Service is requested, Equant will schedule with the CNCC, the following Services at the applicable End User Site for the date set forth in the Service Request:

                         . installations of Equipment at new End User Sites (as described in Section 7.2);

                         . addition of new Equipment or Components or changes of new Equipment or Components at an existing End User Site (as described in Section 7.3;

                         . deletions of Components and/or Equipment (as described in Section 7.4;

                         . movements of a Equipment within a End User Site (same campus/same site or reclassification of the site) (as described in Section 7.5);

                         . movements of Equipment between two End User Sites (as described in Section 7.6); and

                         . upgrades of Components and Equipment (as described in Section 7.7).

               7.1.2     SITE PREPARATION

                         In accordance with Section 5, Clarent will be responsible to advise its End Users of any preparations that need to be made at the End User Site. Such preparation activities may be recommended in a site survey report provided by Equant.

                         In the event that the Equant Technician determines that the End User Site is not appropriately prepared, and the IMAC cannot take place, the Equant technician shall immediately contact the (1) the Equant Program Manager,
                         (2) the CNCC and (3) the Clarent Program Manager, to advise accordingly. Equant shall have no responsibility to continue with the IMAC until Clarent advises Equant that the End User Site has been properly prepared. If the required preparation activities are required, Equant may require that the IMAC activity be rescheduled. If, as a result of such rescheduling, Equant has to make more than one trip to the End User Site, or has to remain on site to wait for the End User Site to be appropriately prepared, the additional time required will be billed at the applicable hourly rate as detailed in Exhibit 2.

                         Equant will not be responsible for any failure to complete an IMAC by the requested date, if such failure is due to any cause beyond Equant's control, including but not limited to, inability to gain access to the End User Site as scheduled, failure by the local telecommunications authority to complete installation of data circuits, or End User's failure to prepare the End User Site as required in the site survey report.

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               7.1.3     IMAC RESCHEDULING

                         In the event the requested date for performance of an IMAC needs to be revised by Clarent, Clarent shall provide at least five (5) business days advance written notice of such revision. If the number of rescheduled IMACs exceeds more than five (5) in any calendar month, the Clarent Program Manager shall be required to evaluate the reasons for the high reschedule rate and take appropriate action to correct the problem.

               7.1.4     CHARGES FOR IMACS

                         Unless otherwise agreed to between the Parties, the charges for all IMACs described in this Article 7 are set forth in Exhibit 2.

     7.2       INSTALLATION

               Equant shall install each Equipment for the applicable Site on the date set forth in the Service Request and in accordance with the requirements set forth below, provided the Equipment is on-site and available for installation. In the event that Clarent requests installation of Equipment in a in a country which is not listed in Exhibit 2, such Services shall be deemed a New Service in accordance with Section 3.3 of the Master Maintenance and Support Services Agreement, Contract Number TM-3651, and Clarent shall submit a request for pricing in accordance therewith.

               7.2.1     EQUANT RESPONSIBILITIES

                         Equant shall:

                         . Provide its technicians with the appropriate installation documentation for each Equipment installation, including testing procedures and an installation checklist for all Equipment and cables (the "Installation Documentation"); a draft of such Installation Documentation will be delivered by Equant to Clarent no later than fifteen (15) Business Days from the execution of this for review, comments and approval.

                         . Confirm that the End User Site has been properly prepared in accordance with the requirements stated in the site survey form;

                         . Ensure that the Equipment has been delivered to the End User Site;

                         .    Arrive on-time to perform the installation;

                         . Unpack, inventory, and perform the activities to install all Components or Equipment;

                         . Determine if wiring is in place between the Equipment cabinet and the demarcation point, prior to the start of the installation of Equipment;

                         . Interconnect the Equipment to the demarcation, test all Equipment and provide the Clarent Program Manager with the test results, and initiate turn-up using information obtained from the Installation Documentation;

                         . If Equant has procured, staged and shipped the Equipment and/or Components, provide replacement parts/units to remedy OBF situations or a

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                              Equipment found inoperable during installation
                              (hereinafter "Defective Equipment"). If the
                              Defective Equipment cannot be repaired or Spares are not available, Clarent will arrange for immediate repair or replacement of the Defective Equipment at no charge. Upon completion of repair or replacement of a Defective Equipment, Equant will complete the installation;

                         . Notify the CNCC immediately in the event any problems occur during installation which adversely affect the installation process;

                         . Commence Maintenance Services as of the date in which the installation was completed and wired up.

               7.2.2     CLARENT RESPONSIBILITIES

                         . Notify the Equant Program Manager if any of End User timeframes for installation and support have changed from the information contained in the Service Request provided to Equant;

                         . Through the CNCC, provide telephone support to the Equant technician for the purposes of problem isolation and/or resolution, at no charge to Equant;

                         . In the event End User cancels an installation Service Request after the Equipment have been delivered to Equant, Clarent shall immediately advise Equant of the redeployment of the Equipment for a different installation or if the Equipment should be returned to Clarent. Clarent shall pay all actual shipping costs plus a handling charge of five (5)% to Equant.

          7.3 INSTALLATION OF ADDITIONAL EQUIPMENT AND/OR COMPONENTS AT AN EXISTING END USER SITE

               Upon receipt and acceptance of a Service Request, Equant shall install additional Equipment and/or Components at an existing End User Site. The individual tasks required by the Parties are the same as set forth in Section 7.2 of this Statement of Work.

          7.4 DEINSTALLATION OF A WHOLE END USER SITE, OR EQUIPMENT AND/OR COMPONENTS FROM A END USER SITE

               As requested in a Service Request, Equant shall provide Services for the deinstallation of an entire End User Site, or Equipment and/or Components from a End User Site.

               Equant will arrive at the End User Site, deinstall, and pack the Equipment and/or Components for shipment or disposal. In the event that Clarent requests that the Equipment and/or Components be stored by Equant, Equant shall ship such Equipment and/or Components to an Equant facility for storage, Clarent shall pay all actual costs for packing materials, shipping and handling plus a handling charge of five (5)% to Equant. Equant will store the Equipment at a rate mutually agreed to between the Parties.

               7.4.1     CLARENT RESPONSIBILITIES

                         Clarent shall be responsible to:

                         . Supply the Equant Program Manager with the exact configuration of the End User Site being deinstalled for establishing the correct packing carton requirements at the local site;

                         . Provide shipping information and/or disposal instructions;

                         . Provide local contact name, telephone number and alternate contact information (if available);

                         . Arrange with local End User Site for storage and shipment of boxes and Equipment.

               7.4.2     EQUANT RESPONSIBILITIES

               Equant shall be responsible to:

               . Conduct a comprehensive inventory of the Equipment and record model and serial numbers (the format shall be determined and agreed to between the Parties prior to any deinstallation);

               . If the Equipment or Components to be deinstalled are to be shipped from the End User Site, Equant shall:

                    . Ensure all packing materials are placed in the mutually agreed local storage site, pending shipment in accordance with Clarent instructions;

                    . Disconnect all cables from the Equipment, pack, and label the boxes for shipping;

                    . Prepare all Equipment for shipping in accordance with Clarent's instructions;

                    .    Arrange for shipment of Equipment with local carriers.

               . If the Equipment or Components to be deinstalled are to be disposed of, Equant shall dispose of such Equipment and/or Components in accordance with the disposal instructions provided by Clarent;

               . Notify the CNCC that the Clarent Site or the Equipment and/or Components have been successfully deinstalled.

          7.5  MOVEMENT OF EQUIPMENT WITHIN AN END USER SITE

               All Equipment moves within an End User Site shall (i) require performance of a site survey at the new End User Site, (ii) deletion of the relevant Equipment from existing End User Site and (iii) installation of the Equipment at the new End User Site. The Parties' responsibilities regarding the activities for site surveys, deletion and installation are set forth elsewhere in this Statement of Work End User

               Additional Clarent responsibilities shall include:

               . Ensure that the new location is properly prepared in accordance with the requirements of the site survey report provided by Equant;

               . Provide the necessary documentation with the specifics for the Equipment move, including addresses;

               . Provide local contact name, telephone number, and alternate contact information (if available) at the original Site and the new End User Site;

          7.6  MOVEMENT OF EQUIPMENT BETWEEN SITES

               Movement of Equipment between End User Sites will be treated as a complete deinstallation of the original End User Site requiring an inventory of the Equipment, performance of a site survey at the new End User Site, and complete installation at the new End User Site in accordance of the procedures set forth in Sections 4, 7.2 and 7.4.

          7.7  MODIFICATIONS AND UPGRADES OF EQUIPMENT

               Clarent shall notify Equant of any engineering changes, upgrades, modifications, enhancements, or any other changes relevant to servicing, operating or enhancing the Equipment and/or Components. Unless otherwise agreed to between the Parties, staging, installation and maintenance of enhancements, Engineering Change Orders ("ECOs") and changes required by a governmental or regulatory entity for product safety reasons ("Safety Changes") (collectively "Equipment Changes") shall be performed at Equant's current hourly labor rate. The inclusion of such Equipment Changes will be reflected by an amendment to this Statement of Work.

               7.7.1 Clarent will supply all necessary Components for any Equipment Changes at no charge to Equant. Equant shall arrange to receive the these Components for the Equipment Changes. Equant shall install equipment Changes in an agreed-upon time frame, or during on-site Maintenance Services activities.

               7.7.2 All ECOs and Safety Changes shall be coordinated be the Equant Program Manager with the CNCC and the Clarent Program Manager.

SECTION 8. - TECHNICAL SUPPORT

     8.1       HARDWARE TECHNICAL SUPPORT

               Clarent will provide a second level support mechanism for the Equant Technicians, which will be available to provide such support by telephone, twenty-four (24) hours per day, seven (7) calendar days per week (Monday - Sunday, fifty-two (52) weeks per year, including holidays). Such support shall include assisting the Equant Technician through diagnostics and troubleshooting to identify and resolve hardware problems the technician is not otherwise able to resolve.

     8.2       ESCALATION PROVISIONS

               Within fifteen (15) calendar days from the execution of this Statement of Work, the Parties shall mutually agree upon appropriate escalation procedures in the event Equant's normal maintenance procedures fail to restore the Equipment to Proper Operational Condition in accordance with the Service Levels set forth in Section 11.

SECTION 9. - REPORTING

     Equant shall issue reports concerning the Services which have been provided. The Parties agree that all reports generated by Equant shall be in written and electronic format. All reports shall be kept confidential by Clarent and the Parties shall use such reports for internal analysis only.

     These reports may include, by way of example, Spares inventory, Clarent Site inventory, activity history by Clarent Site/region/global.

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SECTION 10. - OPERATIONAL PROJECT REVIEWS

         Clarent and Equant will conduct the project reviews listed in Table
         10.1 below during the term of this Statement of Work unless rescheduled or terminated by mutual agreement of the Parties. The purpose of the reviews is to facilitate the regular exchange of information between the Parties and provide a forum for the identification, escalation and resolution of issues affecting the performance of Services. Clarent and Equant will identify the specific personnel to chair these reviews, as well as any invited Equant or Clarent personnel.

TABLE 10.1 - PROJECT, REVIEW SCHEDULE

---------------------------------------------------------------------------------------------------------------------
Review               Purpose                           Interval                      Participants
---------------------------------------------------------------------------------------------------------------------
General Review       To review overall performance,    Monthly, for the initial      Clarent: (to be identified)
Meetings             identify major issues, develop    four (4) months after
                     corrective action plans,          execution of Statement of     Equant:  (to be identified)
                     discuss general business          Work, Quarterly, thereafter.
                     forecasting and strategy.                                       Vendor Partners when required
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Performance          Review operational performance    Monthly, commencing with      Clarent Program Manager
Operations           against established SLAs;         the implementation of the
                     identify and implement required   first End User Site and       Equant Program Manager
                     corrective actions; review        continuing through the term
                     operational status of sparing     of this Statement of Work
                     implementation.
---------------------------------------------------------------------------------------------------------------------

SECTION 11.- SERVICE LEVELS AND PERFORMANCE

       11.1     RESPONSE TIMES AND TIME TO REPAIR

                Equant is required to arrive at the End User Site within the stated Response Time as noted in Exhibit 1 and the repair of Equipment is expected to be no more than three (3)* hours after arrival at site unless otherwise specified in Exhibit 1.

                11.1.1 In the event Equant fails to repair a Component or unit of Equipment within the stated Time To Repair as stated in Section 11.1 or as otherwise specified in
                           Exhibit 8, then such event shall be accepted as one occurrence of non or substandard performance.

                11.1.2 Equant agrees it will meet the required Time To Repair standards, as stated in Section 1 t.1 or as otherwise specified in Exhibit 8, for each ninety
                           (90) day period, effective from the first failure to meet obligations as stated, for all End User Sites covered by this Statement of Work on a ninety (90%) percent of all Fault Calls for the term of this Statement of Work. 11.2 Exceptions to Performance Standard Measurements

       11.2     EXCEPTIONS TO PERFORMANCE STANDARD MEASUREMENTS


                11.2.1 Equant performance of its obligations under this Statement of Work shall only be measured for Maintenance Services as provided under Section 6 of this Statement of Work; and

                11.2.2 Equant shall only be measured on such Fault Calls where the CNCC has been able to diagnose the Fault to the Component level which is not in Proper

                           Operational Condition; however, such inability to diagnose a Fault to Component level shall not interfere with Equant's responsibility to respond to that Fault Call; and

                11.2.3 Equant shall only be measured on such Fault Calls where the CNCC has accurately diagnosed the Fault.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Statement of Work as of the last date set forth below.

ACCEPTED BY:                             AGREED TO:

EQUANT INTEGRATION SERVICES, INC.        CLARENT CORPORATION

BY:  /s/ Richard H. Blausteim            BY:  /s/ Ilene Harding
     ------------------------                 -----------------

NAME:  Richard H. Blausteim              NAME:  Ilene Harding

TITLE:  CEO, North America               TITLE:  Director, World Wide Contracts

DATE:  12/30/98                          DATE:  12/30/98
       --------                                 --------

                 EXHIBIT I - END USER SITE AND EQUIPMENT LIST

TO BE PROVIDED WITHIN TEN (10) BUSINESS DAYS FROM EXECUTION OF THIS STATEMENT OF
                                     WORK

                     EXHIBIT 2 - SERVICES LIST AND PRICING

  PRICE SUMMARY              NAM      LAM 1      LAM 2     ASIA 1      ASIA 2
------------------
Maintenance:  NBH        $331.00    $301.00    $259.00    $329.00     $269.00
GSC Remote Support           inc        inc        inc        inc         Inc
Maintenance 24x7         $496.50    $451.50    $388.50    $493.50     $403.50
(Premium + Ultra)

                          ASIA 3     EUMA 1     EUMA 2     EUMA 3      EUMA 4

Maintenance:  NBH        $227.00    $363.00    $327.00    $291.00     $219.00
GSC Remote Support           inc        inc        inc        inc         inc
Maintenance 24x7         $340.50    $544.50    $490.50    $436.50     $328.50
(Premium + Ultra)

1. Prices assume sites are within fifty (50) kilometers of the nearest Equant Service Center outside of the United States and within fifty (50) miles of the nearest Equant Service Center within the United States, the following coefficients will apply for sites in excess of this distance:

            ---------------------------------------------------
             0km - 50km                  1.00
            ---------------------------------------------------
            less than 50km - 100km       1.50
            ---------------------------------------------------
            less than 100km - 200km      1.75
            ---------------------------------------------------
            less than 200km              On request


     Excluding travel cost for boat, train, and airfare, plus hotel expenses (customer approval required).

2. Preventive maintenance will be limited to one call per year, which may be revised by the Parties upon mutual agreement.

3. For pricing purposes, it should be assumed that the gateways are generally under 30 ports and therefore single processor machines.

Regional Banding

NAM               Canada, USA
LAM 1             Argentina, Brazil
LAM 2             Chile, Mexico, and Venezuela
ASIA 1            Japan
ASIA 2            Australia, China, Hong Kong, Indonesia, New Zealand, Singapore
ASIA 3            Malaysia, South Korea, Taiwan, Thailand, Vietnam
EUMA 1            Austria, France, Germany, Switzerland, UK
EUMA 2            Belgium, Denmark, Italy, Netherlands, Norway, Sweden
EUMA 3            Finland, Portugal, Saudi Arabia, Spain
EUMA 4            Egypt, Greece, Iran, Ivory Coast, Lebanon, Russia, Senegal,
                  South Africa, Syria

  EXHIBIT 3 - EQUANT CUSTOMER CARE CENTERS AND CLARENT NETWORK CONTROL CENTER

The Clarent support center will notify the Equant Integration Services support center in Maidenhead, UK for coordinating and dispatch of Engineers via a phone notification. Optionally and for a potential future additional cost to Clarent, the Clarent Support center may be linked to the Equant Integration Services support center in Maidenhead, UK for coordinating and dispatch of Engineers.

                           EXHIBIT 4 - DELIVERABLES

-----------------------------------------------------------------------------------------------------------------
DELIVERABLE                            RESPONSIBLE      DELIVERY TIME                               SECTION
                                       PARTY                                                        REFERENCE
-----------------------------------------------------------------------------------------------------------------
Appointment of Program Managers        Equant and       Upon execution of this Statement of Work.   3.1
                                       Clarent
-----------------------------------------------------------------------------------------------------------------
Transition Plan                        Equant and       Within sixty (60) calendar days from        3.2
                                       Clarent          execution of this Statement of Work
-----------------------------------------------------------------------------------------------------------------
Lead time commencement of              Clarent          Reasonable time to deploy spares            3.6
maintenance for new Equipment                           consigned by Clarent, or acquired by types
                                                        Equant where Clarent cannot legal consign.
-----------------------------------------------------------------------------------------------------------------
Completion of Training                 Equant and       At least ten (10) business day prior to     3.7
                                       Clarent          commencement of Services
-----------------------------------------------------------------------------------------------------------------
Site Survey Form Completed             Equant           Ten (10) Business Days from completion      4.1.1, 4.2.1
                                                        of site survey
-----------------------------------------------------------------------------------------------------------------
Fault Call Reporting Procedures        Equant and       Within fifteen (15) Business Days from      6.2
                                       Clarent          execution of this Statement of Work
-----------------------------------------------------------------------------------------------------------------
Clarent's Network Control Center       Clarent          Upon execution of this Statement of Work    6.2.4
Telephone Number
-----------------------------------------------------------------------------------------------------------------
Installation Documentation Form        Equant and       Within fifteen (15) Business Days from      7.2.2
                                       Clarent          execution of this Statement of Work
-----------------------------------------------------------------------------------------------------------------
Escalation Procedures                  Equant and       Within fifteen (15) Business Days from      8.2
                                       Clarent          execution of this Statement of Work
-----------------------------------------------------------------------------------------------------------------
Report Form and Contents               Equant and       Within fifteen (15) Business Days from      9
                                       Clarent          execution of this Statement of Work
-----------------------------------------------------------------------------------------------------------------
List of Equipment and End User Sites   Clarent          Within ten (10) Business Days from          Exhibit 1 to
                                                        execution of the Statement of Work          the Statement
                                                                                                    of Work
-----------------------------------------------------------------------------------------------------------------
Spare Parts Plan                       Equant and       Within ten (10) Business Days from          Exhibit 1 to
                                       Clarent          execution of the Statement of Work          the Statement
                                                                                                    of Work
-----------------------------------------------------------------------------------------------------------------
Transition Plan                        Equant and       Within ten (10) Business Days from          Exhibit 1 to
                                       Clarent          execution of the Statement of Work          the Statement
                                                                                                    of Work
-----------------------------------------------------------------------------------------------------------------
Second Level Support Requirements      Equant and       Within ten (10) Business Days from          Exhibit 8 to
                                       Clarent          Execution of this Statement of Work.        the Statement
                                                                                                    of Work
-----------------------------------------------------------------------------------------------------------------
Travel Expense Policy                  Clarent          Upon execution of this Statement of Work    4.4 of Master
                                                                                                    Maintenance
                                                                                                    and Support
                                                                                                    Services
                                                                                                    Agreement
-----------------------------------------------------------------------------------------------------------------
Equipment Shipment Forecast for        Clarent          Upon execution of this Statement of Work    3.2 of the
1998                                                                                                Master
                                                                                                    Maintenance
                                                                                                    and Support
                                                                                                    Services
                                                                                                    Agreement
-----------------------------------------------------------------------------------------------------------------

                         EXHIBIT 5 - SPARE PARTS PLAN

TO BE PROVIDED WITHIN TEN (10) BUSINESS DAYS FROM EXECUTION OF THIS STATEMENT OF
                                     WORK

                          EXHIBIT 6 - TRANSITION PLAN

TO BE PROVIDED WITHIN TEN (10) BUSINESS DAYS FROM EXECUTION OF THIS STATEMENT OF
                                     WORK

                      EXHIBIT 7 - EQUANT HOLIDAY SCHEDULE

ARGENTINA
New Year's Day                                    January 1
Labor Day                                         May 1
Anniversary of May Revolution                     May 25
Malvinas Day                                      Monday closest to June 10
Flag Day                                          Monday closest to June 20
Independence Day                                  July 9
Death of General Jose de San Martin               August 17
Columbus Day                                      October 12
Christmas Day                                     December 25
Good Friday                                       April 10
Easter                                            April 12

CHINA
New Year's Day                                    January 1
Chinese New Year                                  January 28
Labor Day                                         May 1
National Day                                      October 1

COLUMBIA
New Year's Day                                    January 1
Epiphany                                          January 6
San Jose                                          March 19
Labor Day                                         May 1
St. Peter and Paul Day                            June 29
Independence Day                                  July 20
Battle of Boyaca                                  August 7
Assumption                                        August 15
Dia de la Raza                                    October 12
All Saints Day                                    November 1
Cartegena Independence Day                        November 11
Immaculate Conception                             December 8
Christmas Day                                     December 25

BAHRAIN
New Year's Day                                    January 1
Eld Al Fitr                                       January 30
Eld Al Adha                                       April 8
Islamic New Year                                  April 28
Ashoora                                           May 7
Prophet's Birthday                                July 17
National Day                                      December 16

BELGIUM
New Year's Day                                    January 1
Easter Monday                                     April 13
Labor Day                                         May 1
Ascension                                         May 21
Pentecost                                         May 31
Whit Monday                                       June 1
Dutch Holiday                                     July 11

National Holiday                                       July 21
Assumption                                             August 15
French Holiday                                         September 27
Alt Saints Day                                         November 1
Veteran's Day                                          November 11
Christmas Day                                          December 25

UNITED KINGDOM
New Year's Day                                         January 1
Bank Holiday (Scotland only)                           January 2
St. Patrick's Day (Northern Ireland only)              March 17
Good Friday                                            April 10
Easter Monday                                          April 13
May Day Bank Holiday                                   First Monday in May
Bank Holiday                                           Last Monday in May
Battle of the Boyne Day (Northern Ireland only)        July 12
Summer Bank Holiday (Scotland only)                    First Monday in August
Summer Bank Holiday (England and Northern Ireland)     Last Monday in August
Christmas Day                                          December 25
Boxing Day                                             December 26

SOUTH AFRICA
New Year's Day                                         January 1
Human Rights Day                                       March 21
Family Day                                             April 8
Freedom Day                                            April 27
Workers Day                                            May 1
Youth Day                                              June 16
Public Holiday                                         Third Monday in June
Women's Day                                            August 9
Heritage Day                                           September 24
Day of Reconciliation                                  December 16
Christmas Day                                          December 25
Day of Goodwill                                        December 26

SAUDI ARABIA
Eld Al Fitr                                            December 20
Eld Al Adha                                            April 8

ECUADOR

HONG KONG
New Year's Day                                         January 1
Lunar New Year                                         February 28
Ching Ming Festival                                    April 5
Good Friday                                            April 10
Easter Monday                                          April 13
Tuen Ng Festival                                       June 28
SAR Establishment                                      July 1
Victory Day
Day Following Mid Autumn Festival                      October 6
Chung Yeung Festival                                   October 19
National Day

Christmas Day                                          December 25

INDONESIA
New Year's Day                                         January 1
Hari Raya Puasa                                        January 30
Haft Raya Haji                                         April 8
Good Friday                                            April 10
Icaka New Year
Islamic New Year                                       April 25
Weisek Day                                             May 5
Ascension                                              May 21
Prophet's Birthday                                     July 7
Ascension of the Prophet
Christmas Day                                          December 25

NEW ZEALAND
New Year's Day                                         January 1
Waitangi Day                                           February 6
Good Friday                                            April 10
Easter Monday                                          April 13
ANZAC Day                                              April 25
Queen's Birthday                                       First Monday in June
Labor Day                                              Fourth Monday in October
Christmas Day                                          December 25
Boxing Day                                             December 26

SINGAPORE
New Year's Day                                         January 1
Chinese New Year                                       February 28
Hari Raya Puasa                                        January 30
Labor Day                                              May 1
Good Friday                                            April 10
Hari Raya Haji                                         April 8
Vesak                                                  May 21
National Day                                           August 1
Depavali                                               October 19
Christmas Day                                          December 25

SRI LANKA
Tamil Thai Pongal                                      January 14
Eid ul Fitr                                            January 30
National Day                                           February 4
Mahashivaratri or Shivaratri                           March 7
Eld ul Adha                                            April 8
Good Friday                                            April 10
Sihala/Tamil New Year's Eve                            April 12
Sihala/Tamil New Year's Day                            April 13
Heroes Day                                             April 22
Prophet's Birthday                                     July 7
May Day                                                May 1
Special Bank Holiday                                   June 30
Deepavali                                              October 19
Christmas Day                                          December 25
Special Bank Holiday                                   December 31

THAILAND
New Year's Day                                             January 1
Makha Bucha Day                                            February 21
Chakri Day                                                 April 6
Songkran Festival/Family Day                               April 12- 14
Labor Day                                                  May 1
Coronation Day                                             May 5
Ploughing Ceremony                                         May 9
Visakha Bucha Day                                          May 20
Mid Year Day                                               July 1
Asarnha Bucha Day                                          July 19
Khao Phansa Day                                            July 20
Queen's Birthday                                           August 12
Chulalongkorn Day                                          October 23
King's Birthday                                            December 5
Constitution Day                                           December 10
New Year's Eve                                             December 31

MACAU
New Year's Day                                             January 1
Chinese New Year                                           January 38
Cheng Ming                                                 April 5
Good Friday                                                April 10
Anniversary of the Portuguese Revolution                   April 25
Labor Day                                                  May 1
Feast of Tun Ng                                            May 30
Camoes Day and Portuguese Communities Day                  June 10
Feast of St. John Baptist                                  June 24
National Day                                               October 1
Portuguese Republic Day/Mid Autumn Festival                October 5
Day Following Mid-Autumn Festival                          October 6
All Souls Day                                              November 2
Restoration of Independence                                December 1
Feast of the Immaculate Conception                         December 8
Winter Solstice                                            December 22
Christmas Eve                                              December 24
Christmas Day                                              December 25

INDIA
Republic Day                                               January 26
Eid ul Fitr                                                January 30
Holi                                                       March 13
Good Friday                                                April 10
Sri Rama Navami                                            April 16
Mahavir Jayanthi                                           April 20
Buddha Purnima                                             May 22
Hrishna Janamashti                                         August 25
Independence Day                                           August 15
Mahatma Gandhi's Birthday                                  October 2
Dussehra (Vijaya Dashmi)                                   October 11
Deepavali                                                  October 19
Guru Nanak's Birthday                                      November 4
Christmas Day                                              December 25

JAMAICA
New Year's Day                                             January 1
Labor Day                                                  Late May
Independence Day                                           First Monday in
                                                           August
National Heroes' Day                                       Mid October
Christmas Day                                              December 25
Boxing Day                                                 December 26
Ash Wednesday                                              February 25
Good Friday                                                April 10
Easter Monday                                              April 13

MOROCCO
New Year's Day                                             January 1
Independence Manifesto Day                                 January 11
Eid Al Fitr                                                January 30
National Day                                               March 3
Eid At Adha                                                April 8
Islamic New Year                                           April 28
Labor Day                                                  May 1
National Day                                               May 23
Prophet's Birthday                                         July 7
King Hassan's Birthday                                     July 9
Reunification Day                                          August 14
King's and People's Revolution Day                         August 20
Anniversary of the Green March                             November 6
Independence Day                                           November 18

PANAMA
New Year's Day                                             January 1
Martyr's Day                                               January 9
Labor Day                                                  May 1
Anniversary of the Founding of Panama City                 August 15
Anniversary of Separation from Columbia                    November 3
Flag Day                                                   November 4
Colon Day (Colon Only)                                     November 5
Anniversary  of the First  Call for  Independence  in Los  November 10
Santos
Anniversary of Independence from Spain                     November 29
Mothers' Day                                               December 8
Christmas Day                                              December 25
Carnival                                                   February 22 - 23
Good Friday                                                April 10

PARAGUAY
New Year's Day                                             January 1
Holy Thursday                                              April 9
Good Friday                                                April 10
Labor Day                                                  May 1
Heroes' Day                                                March 1
Independence Day                                           May 15
Chaco Armistice                                            June 12
Founding of Asuncion                                       August 15
Immaculate Conception                                      December 8

Christmas Day                                              December 25

PERU
New Year's Day                                             January 1
Holy Thursday                                              April 9
Good Friday                                                April 10
Labor Day                                                  May 1
Independence Day                                           May 15
St. Peter and St. Paul                                     June 29
Independence Day Celebrations                              July 28-29
St. Rosa of Lima                                           August 30
Battle of Angamos                                          October 8
All Saints Day                                             November 1
Immaculate Conception                                      December 8
Christmas Day                                              December 25

PHILIPPINES
New Year's Day                                             January 1
Day of Valor                                               April 9
Holy Thursday                                              April 9
Good Friday                                                April 10
Labor Day                                                  May 1
Independence Day                                           June 12
Manila Day                                                 June 23
All Saints Day                                             November 1
Bonifacio Day                                              November 30
Christmas Day                                              December 25
Public Holiday                                             December 26
Rizal Day                                                  December 30

TRINIDAD
New Year's Day                                             January 1
Arrival Day                                                May 30
Labor Day                                                  June 19
Emancipation Day                                           August 1
Independence Day                                           August 31
Republic Day                                               September 24
Christmas Day                                              December 25
Boxing Day                                                 December 26
Eid Ul Fitr                                                January 30
Carnival                                                   February 23 - 24
Good Friday                                                April 10
Easter Monday

TUNISIA
New Year's Day                                             January 1
Revolution Day                                             January 18
Eid Al Fitr                                                January 30
Independence Day                                           March 20
Youth Day                                                  March 21
Martyrs' Day                                               April 1
Eid Al Adha                                                April B
Islamic New Year                                           April 28
Labor Day                                                  May 1

Prophet's Birthday                                         July 7
Republic Day                                               July 25
Women's Day                                                August 13
Celebration of September 4, 1934                           September 3
Evacuation Day                                             October 15
Commemoration Day                                          November 7

UNITED ARAB EMIRATES
New Year's Day                                             January 1
Eid At Fitr                                                January 30
Eid Al Adha                                                April 8
Islamic New Year                                           April 28
Prophet's Birthday                                         July 7
H.H. Sheikh Zayed Bin Sultal Al Nahyan's Accession Day     August 6
Lailat al Mirah                                            November 17
National Day                                               December 6

                        EXHIBIT 8 - FAULT CALL HANDLING

Call Tracking

All calls into the Equant Global Support Center ("GSC") will be tracked using a relational database. Monthly report will be generated by Equant to document the key matrix, the form of which shall be defined in the transition plan.

CALL ESCALATION

Equant will escalate Fault Calls to Clarent Technical Support Help Desk using the Clarify Front Office client application, provided by Clarent.

[_]      Call answered within two (2) minutes on problem reporting.
[_] Call back within fifteen (15) minutes upon receipt of voice mail message.
[_] On-Site response time is within four (4) hours of receiving customer call (provided customer equipment site is within 50 miles (U.S.) or fifty (50) kilometers (all other countries) of an Equant Service Center).
[_] Equant shall use best effort to arrive on site within the following times:

         . 0-50 Km            4 hours

         . 51-100 Km          6 hours

         .. 100 Km            8 hours

REMOTE SOFTWARE ASSISTANCE

[_] Provide solution for reported software problem. (By Clarent Technical Support Help Desk)
[_] Provide guidance in locating information within the documentation for procedures that will resolve the problem. (By Equant)
[_] Provide temporary workaround procedures to circumvent a problem until a fix/patch/update is available. (By Equant according to technical bulletin from Clarent)
[_] Assist in downloading software fixes, patches or upgrades from Clarent electronic database. (By ElS according to technical bulletin from Clarent)

SOFTWARE UPDATE INSTALLATION ASSISTANCE

[_]      Assistance in inquiries to software update questions.
[_]      Operational support during installation of software update.
[_] Problem resolution support should problems occur while installing the update.

SECOND LEVEL SUPPORT

[_] TO BE PROVIDED WITHIN TEN (10) BUSINESS DAYS AFTER EXECUTION OF THIS STATEMENT OF WORK.